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                                                                   EXHIBIT 10.51


                    AMENDED AND RESTATED FINANCING AGREEMENT

         THIS AMENDED AND RESTATED FINANCING AGREEMENT (this "Agreement") is made effective as of the 29th day of December, 2000 by and among MANUGISTICS GROUP, INC., a corporation organized under the laws of the State of Delaware (the "Company"), together with each of its Subsidiaries whose names are on the signature pages to this Agreement and any Persons who are now or hereafter made parties to this Agreement (collectively, the "Borrowers" and each a "Borrower") and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

         A. Certain of the Borrowers are parties to a certain Financing Agreement, along with the Lender dated September 30, 1996 (as thereafter amended, modified and renewed from time to time, is hereinafter called the "Original Financing Agreement").

         B. The Borrowers have requested that the Lender issue one or more letters of credit for the account of the Borrowers and the Lender has agreed to issue such letters of credit upon the terms and subject to the terms, conditions and understandings set forth in this Agreement and on the condition the Original Financing Agreement be amended and restated in its entirety by this Agreement.

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION     1.1 Certain Defined Terms. As used in this Agreement, the
terms defined in the Preamble and Recitals to this Agreement shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person, directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with such Person.

         "Additional Borrower" means each Person that has executed and delivered an Additional Borrower Joinder Supplement that has been accepted and approved by the Lender.

         "Additional Borrower Joinder Supplement" means an Additional Borrower Joinder Supplement in substantially the form attached hereto as EXHIBIT "G", with the blanks appropriately completed and executed and delivered by the Additional Borrower and accepted by the Company on behalf of the Borrowers.

         "Agreement" means this Amended and Restated Financing Agreement and all amendments, modifications and supplements hereto which may from time to time become effective in accordance with the provisions of Section 7.1.


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         "Applicable Fee Percentage" shall mean the following percentages in accordance with the following:

                  (i) If the Fixed Charge Ratio, based on the four (4) quarter period then ending, is equal to or greater than 3.0 to 1.0, the Applicable Fee Percentage shall be one quarter of one percent (.25%);

                  (ii) If the Fixed Charge Ratio, based on the four (4) quarter period then ending, is less than 3.0 to 1.0, but equal to or greater than 2.0 to 1.0, the Applicable Fee Percentage shall be one quarter of one percent (.25%);

                  (iii) If the Fixed Charge Ratio, based on the four (4) quarter period then ending, is less than 2.0 to 1.0, but equal to or greater than 1.25 to 1.0, the Applicable Fee Percentage shall be thirty five one hundredths of one percent (.35%); and

                  (iv) If the Fixed Charge Ratio, based on the four (4) quarter period then ending, is less than 1.25 to 1.0, the Applicable Fee Percentage shall be one half of one percent (.50%);

         The initial Applicable Fee Percentage shall be one half of one percent (.50%). Thereafter, the Applicable Fee Percentage for all Advances shall be calculated and adjusted quarterly, based on the quarterly financial statements of the Company required to be submitted to the Lender pursuant to Section 5.1.1(a) and (c) of this Agreement, commencing with the statements for the quarter ending August 31, 2000. Such quarterly changes shall be effective commencing five (5) Business Days after submission by the Company of the required financial statements; it being understood, however, that in the event such financial statements are not submitted when due, the Applicable Fee Percentage shall be one half of one percent (.50%) until such time as such financial statements are submitted, and for the balance of the quarterly period shall be determined as set forth above. For purposes hereof, "Fixed Charge Ratio" shall be determined based on the consolidated quarterly financial statements of the Company.

         "Application and Agreement for Letter of Credit" means an Application and Agreement for Letter of Credit on Lender's customary form, which is executed by one or more of the Borrowers and delivered to the Lender in connection with a request for the issuance of a Letter of Credit.

         "Assets" means, at any date or for any period of determination, all assets that should, in accordance with GAAP consistently applied, be classified as assets on a consolidated balance sheet of the Company and its Subsidiaries.

         "Assignee" means any Person to which the Lender assigns all or any portion of its interests under and in connection with this Agreement or any Commitment or any Loan, together with any and all successors and assigns of such Person; and "Assignees" means all Persons to which the


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Lender assigns all or any portion of its interests under and in connection with this Agreement or any Commitment and/or any Loan, together with any and all successors and assigns of such Person, all in accordance with the terms of
Section 7.9.

         "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time.

         "Base Prime Rate" means the floating and fluctuating per annum prime rate of interest of the Lender, as established and declared by the Lender at any time or from time to time. The Base Prime Rate does not necessarily represent the lowest rate of interest charged by the Lender to borrowers.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Maryland are authorized or required to close.

         "Capital Expenditures" means an expenditure for Fixed or Capital Assets, as set forth opposite the caption "Purchase of Property and Equipment" (or any like caption) on a consolidated statement of cash flow of the Company and its Subsidiaries, as calculated in accordance with GAAP.

         "Cash Equivalents" means (a) securities with maturities of one (1) year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with maturities of one (1) year or less from the date of acquisition of, or money market accounts maintained with, the Lender, any Affiliate of the Lender, or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Lender, (c) securities of any state of the United States of America or any political subdivision hereof having a maturity of one (1) year or less from the date of acquisition and rated by Standard & Poor's Corporation and Moody's Investment Service, Inc. in their highest rating category, (d) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc. with maturities of six (6) months or less from the date of acquisition, and (e) other investments made by the Borrowers in accordance with the Company's Investment Policy.

         "Cash Flow" means as to the Company and its Subsidiaries, at any date or for any period of determination thereof, the sum of (a) the net income (or loss) after deduction of all expenses including, without limitation, interest expenses, Taxes and depreciation and amortization expenses on such date or for such period as set forth opposite the caption "Net Income (Loss)" (or any like caption) on a consolidated income statement of the Company and its Subsidiaries prepared in accordance with GAAP, plus (b) the aggregate amount of depreciation, amortization and interest expense deducted in determining such net income, all calculated in accordance with GAAP, plus or minus (c) the change in deferred income taxes as set forth opposite the caption "Deferred Income Taxes" (or any like caption) on a consolidated statement of cash flow of the Company and its Subsidiaries, as calculated in accordance with GAAP, and minus (d) the capitalized computer


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software development costs, as set forth opposite the caption "Capitalization of
Computer Software Development Cost" (or any like caption) on a consolidated statement of cash flow of the Company and its Subsidiaries, as calculated in accordance with GAAP.

         "Closing Date" means the Business Day, in any event not later than December ___, 2000, on which the Lender shall be satisfied that the conditions precedent set forth in Section 4.1 have been fulfilled.

         "Commitment" means with the Revolving Credit Commitment, and "Commitments" means collectively the Revolving Credit Commitments of the Lender.

         "Committed Amount" means with respect to the Lender, the Lender's Revolving Loan Committed Amount, and "Committed Amounts" means collectively the Revolving Loan Committed Amount of the Lender.

         "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrowers or any Subsidiary of any of the Borrowers, within the meaning of Section 414(b) or (c) of the Internal Revenue Code.

         "Confidential Information" shall have the meaning set forth in Section
7.18 of this Agreement.

         "Credit Facilities" means the Revolving Credit Facility and the Letter of Credit Obligations.

         "Default" has the meaning described in Article 6.

         "Documents" means all documents of title, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash) of the foregoing.

         "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lender in connection with (a) any or all of the Obligations, this Agreement, the Note, and/or any of the other Financing Documents, (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated in Section 7.7, and (c) the monitoring, administration, processing and/or servicing of any or all of the Obligations and/or the Financing Documents.

         "Equity" means at any time of determination, as to the Company and its Subsidiaries, the total of all stockholder's equity, as determined on a consolidated basis in accordance with GAAP consistently applied.


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         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended from time to time.

         "Event of Default" means an event which, with the giving of notice or lapse of time, or both, could or would constitute a Default under the provisions of this Agreement.

         "Fees" means the Revolving Credit Unused Line Fee.

         "Financing Documents" means at any time collectively this Agreement, the Note, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrowers and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guaranteeing or in connection with any of the Obligations and/or in connection with this Agreement, any Note, any of the Credit Facilities, and/or any of the Obligations.

         "Fixed or Capital Assets" of a Person means, at any date or for any period of determination, all capitalized expenditures for property and equipment on such date or during such period.

         "Fixed Charge Coverage Ratio" shall mean for the four (4) quarter period then ending, the ratio of (a) Cash Flow to (b) Fixed Charges.

         "Fixed Charges" means for any period of determination, the scheduled or required payments (including, without limitation, rental and lease obligations, principal and interest) on all Indebtedness for Borrowed Money of the Borrowers, plus dividends declared or paid by any of the Borrowers, other than dividends paid by a Borrower exclusively to one or more of the Borrowers.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, consistently applied.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; and
(c) any substance the presence of which on any property now or hereafter owned, operated, controlled or acquired by any of the Borrowers or their Subsidiaries is prohibited by any Law similar to those set forth in this definition.

         "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned,


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operated, controlled or acquired by any of the Borrowers or their Subsidiaries or for which the Borrowers have responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated, controlled or acquired by any such Borrower or any of its Subsidiaries, and any other contamination by Hazardous Materials for which any of the Borrowers or their Subsidiaries are, or are claimed by any Governmental Authority in writing to be, responsible.

         "Indebtedness" of a Person means, at any date or for any period of determination thereof, the total liabilities of such Person at such time or during such period, as determined in accordance with GAAP consistently applied.

         "Indebtedness for Borrowed Money" of a Person means, at any date or for any period of determination, the sum at such time or during such period of (a) indebtedness of such Person for borrowed money (including principal and interest) or for the deferred purchase price of property or services, (b) any obligations of such Person with respect to letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease Obligations of such Person which have been or should be, in accordance with GAAP, capitalized on the books of such Person, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, and (e) any obligation of such Person or a Commonly Controlled Entity to a Multiemployer Plan; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

         "Indenture" means that certain Indenture dated as of October 20, 2000 by the Company and State Street Bank and Trust Company, as trustee.

         "Instruments" means all instruments, notes, notes receivable, drafts, acceptances, and similar instruments and documents, both now owned and hereafter created or acquired.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and any and all Regulations issued and proposed to be issued thereunder.

         "Investment Policy" means the Company's current investment guidelines as set forth in EXHIBIT "F" attached hereto, as the same may amended from time to time and approved by the Company's board of directors.

         "Law" or "Laws" means any and all ordinances, statutes, rules, guidelines, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.


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         "Lease Obligations" of a Person means, on any date or for any period of determination, the rental commitments of such Person on such date or for such period under leases for real and/or personal property (net of rent from subleases thereof, but including Taxes, insurance, maintenance and similar expenses which the lessee is obligated to pay under the terms of said leases, except to the extent that such Taxes, insurance, maintenance and similar expenses are payable by sublessees), including rental commitments under leases that should be capitalized in accordance with GAAP consistently applied.

         "Letter of Credit" means a Letter of Credit issued by the Lender to a designated beneficiary for the account of one or more of the Borrowers, upon receipt of an executed Application and Agreement for Letter of Credit, which Letter of Credit will be in form and content satisfactory to the Lender in all respects.

         "Letter of Credit Obligations" means, in respect of each Letter of Credit, the obligation of one or more of the Borrowers to pay to the Lender all sums required to be paid by the terms of the related Application and Agreement for Letter of Credit and any related Borrowers' Obligations described herein.

         "Liabilities" means, at any time of determination thereof, all liabilities that should, in accordance with GAAP consistently applied, be classified as liabilities on a consolidated balance sheet of the Company and its Subsidiaries.

         "Liens" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

         "Liquidity" shall mean the sum of unrestricted cash, cash equivalents and investment grade marketable securities.

         "Loan" means a Revolving Loan and "Loans" mean all Revolving Loans.

         "Loan Notice" has the meaning described in Section 2.1.3.


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         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Worth" means as to the Borrowers and their Subsidiaries at any date the excess of (a) the Assets, over (b) the Liabilities.

         "Note" means the Revolving Credit Note and any other promissory notes which may from time to time evidence all or any portion of the Obligations.

         "Obligations" means all present and future debts, obligations, liabilities, covenants, representations and warranties, whether now existing or contemplated or hereafter arising, of the Borrowers to the Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Note, and/or any of the other Financing Documents, any of the Loans, and any of the Credit Facilities including, without limitation, the principal of, and interest on, the Note, Fees, late charges, Enforcement Costs, any Letter of Credit Obligations; and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Liens" means: (a) Liens for Taxes which are not delinquent or if delinquent, with respect to which the Lender has determined in the exercise of its reasonable discretion that (i) such Taxes are being diligently contested in good faith and by appropriate proceedings by the applicable Borrower and (ii) such Borrower has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting such Borrower, and (iii) such Taxes are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lender created hereunder; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, under unemployment insurance in the ordinary course of business or under leases; (c) judgment Liens to the extent the entry of such judgment does not constitute a Default or an Event of Default under the terms of this Agreement; and (d) such other Liens, if any, as are set forth on EXHIBIT "D" attached hereto and made a part hereof and any renewals, refinancings or replacements of such Liens.

         "Person" means and includes an individual, a corporation, a partnership, a joint venture, a trust, a limited liability company, an unincorporated association, a government or political subdivision or agency thereof or any other organization or entity.

         "Plan" means any pension plan which is covered by Title IV of ERISA and with respect to which any of the Borrowers or a Commonly Controlled Entity is an "employer" as defined in Section 3 of ERISA.

         "Post-Default Rate" means the Base Prime Rate in effect from time to time, plus two percent (2%) per annum.


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         "Purchase Cap" has the meaning set forth in Section 5.2.1.

         "Purchases" has the meaning set forth in Section 5.2.1.

         "Receivable" means any one of any Borrower's now owned and hereafter acquired billed and unbilled accounts, chattel paper, general intangibles and instruments, and "Receivables" means all of the Borrowers' now or hereafter owned, acquired or created billed and unbilled accounts, chattel paper, general intangibles and instruments, and all cash and non-cash proceeds and products thereof.

         "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

         "Responsible Officer" means the chief executive officer or president of any of the Borrowers for all matters other than financial matters, and, with respect to financial matters, the chief financial officer, treasurer or comptroller of any of the Borrowers.

         "Revolving Credit Commitment" means the agreement of the Lender relating to the making of Revolving Loans subject to and in accordance with the provisions of this Agreement; "Revolving Credit Commitments" means collectively the Revolving Credit Commitment of the Lender.

         "Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.

         "Revolving Credit Committed Amount" has the meaning described in
Section 2.1.1.

         "Revolving Credit Expiration Date" means September 30, 2001.

         "Revolving Credit Facility" means the facility established by the Lender pursuant to Section 2.1.1.

         "Revolving Credit Note" and "Revolving Credit Notes" have the meanings described in Section 2.1.4.

         "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, (b) the date on which the Revolving Credit Commitments are terminated pursuant to Section 6.2.1 or (c) the date on which the Borrowers have delivered to the Lender a request to terminate the Revolving Credit Commitments and have paid in full all of the Obligations.

         "Revolving Credit Unused Line Fee" has the meanings described in
Section 2.1.6.

         "Revolving Loan" and "Revolving Loans" have the meanings described in
Section 2.1.1.


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         "Revolving Loan Account" has the meaning described in Section 2.1.5.

         "Senior Management" means the chief financial officer, the chief operating officer, the president and the treasurer of each Borrower.

         "Subordinated Indebtedness" means all Indebtedness for Borrowed Money incurred at any time by any of the Borrowers, the repayment of which is subordinated to the Obligations by a written agreement in form and substance satisfactory to the Lender in its reasonable discretion.

         "Subordinated Liabilities" has the meaning described in Section 5.1.15.

         "Subsidiary" means any corporation the majority of the voting shares of which at the time are owned directly by any of the Borrowers and/or by one or more Subsidiaries of any of the Borrowers.

         "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrowers or any of their properties or assets or any part thereof or in respect of any of their franchises, businesses, operations, income or profits.

         "Wholly Owned Subsidiary" means any corporation all the shares of stock of all classes of which (other than directors' or foreign residents' qualifying shares) at the time are owned directly or indirectly by the Company or another Borrower or by one or more Wholly Owned Subsidiaries of the Company or another Borrower.

         SECTION 1.2 Accounting Terms and Other Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report, schedule or other document made or delivered pursuant to this Agreement, accounting terms not otherwise defined herein, and accounting terms only partly defined in this Agreement, to the extent not defined, shall have the respective meanings given to them under GAAP consistently applied. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined by the Maryland Uniform Commercial Code shall have the same meanings as assigned to them by the Maryland Uniform Commercial Code unless and to the extent varied by this Agreement. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.


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                                    ARTICLE 2

                              THE CREDIT FACILITIES

         SECTION 2.1 The Revolving Credit Facility.

         2.1.1 Revolving Credit Facility. Subject to and upon the provisions of this Agreement, the Lender hereby establishes a revolving credit facility (the "Revolving Credit Facility") in favor of the Borrowers in the maximum principal amount of Twenty Million Dollars ($20,000,000). Each of the loans or other advances made by the Lender under the Revolving Credit Facility is sometimes referred to in this Agreement as a "Revolving Loan", and all such loans made by the Lender collectively are sometimes referred to in this Agreement as the "Revolving Loans".

         During the Revolving Credit Commitment Period, the Lender agrees to make Revolving Loans requested by any Borrower from time to time in accordance with the provisions of this Agreement; provided that after giving effect to any Borrower's request the aggregate principal amount of all Revolving Loans would not exceed an amount equal to Twenty Million Dollars ($20,000,000) (the "Total Revolving Credit Committed Amount").

         2.1.2 Use of Proceeds of the Revolving Loans. The proceeds of each Revolving Loan shall be used by the Borrowers for their own, ordinary course and working capital purposes or for the purpose of financing Purchases consistent with the Borrowers' principal line of business and made in compliance with
Section 5.2.1 hereof.

         2.1.3 Procedure for Making Revolving Loans; Lender Protection Loans. The Borrowers may borrow under the Revolving Credit Commitments on any Business Day. Revolving Loans shall be advanced by deposit to the Company's demand deposit account with the Lender or shall be otherwise applied as directed by the Borrowers in writing. No later than 12:00 noon, Washington, D.C., time on the date of the requested borrowing, the Company shall give the Lender oral or written notice (a "Loan Notice") of the amount and, if requested by the Lender, the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Company within three (3) Business Days after the making of the requested Revolving Loan. Each request for a Revolving Loan shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000) and in an integral multiple of Fifty Thousand Dollars ($50,000).

         For administrative convenience, each Borrower hereby irrevocably appoints the Company as the Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Lender in the exercise of its sole and absolute discretion), in the name of the Company or in the name of any Borrower or otherwise to take any and all actions with respect to this Agreement, the other Financing Documents, the Obligations as the Company may so elect from time to time, including, without limitation, actions to (i) request advances under the Revolving Credit Facility, and direct the Lender to disburse or credit the proceeds of any advance made under the Revolving Credit Facility directly to an account of the Company, any one or more of the Borrowers or otherwise, which direction shall evidence the making of such advance under the Revolving Credit Facility and


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shall constitute the acknowledgment by each of the Borrowers of the receipt of the proceeds of such advance under the Revolving Credit Facility, (ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of the Borrower or in the name of the Company. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Lender, and may be exercised from time to time through the Company's duly authorized officer, officers or other Person or Persons designated by the Company to act from time to time on behalf of the Company.


         2.1.4 Revolving Credit Note. The obligation of the Borrowers to pay the Revolving Loans made by the Lender, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or modified, the "Revolving Credit Note") substantially in the form of EXHIBIT "A" attached hereto and made a part hereof, with appropriate insertions. The Revolving Credit Note shall be dated as of the Closing Date, shall be payable to the order of the Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of the Lender's Revolving Credit Committed Amount. The Borrowers acknowledge and agree that, if the Revolving Loans outstanding from time to time exceed the face amount of the Revolving Credit Note, the excess shall bear interest at the Post-Default Rate and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the Borrowers and the Lender under the provisions of this Agreement.

         2.1.5 Revolving Loan Account. The Lender will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Lender will (a) debit (i) the principal amount of each Revolving Loan made by the Lender as of the date funded by the Lender, (ii) the amount of any interest accrued on the Revolving Loans as and when due, and (iii) any other amounts due and payable by each Borrower to the Lender from time to time under the provisions of this Agreement in connection with the Revolving Loans, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, all as and when due and payable, and (b) credit all payments made by or on behalf of each Borrower to the Lender on account of the Revolving Loans as of the date made. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Lender in cash or solvent credits. The Borrowers shall pay to the order of the Lender, on the Revolving Credit Termination Date, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement. Absent manifest error, any and all periodic or other statements or reconciliations relating to the Revolving Loan Account, and the information contained in those statements or reconciliations, shall be presumed conclusively to be correct and shall constitute an account stated between the Lender and each of the Borrowers unless the Lender receives specific written objection thereto from any Borrower and/or the Lender within sixty (60) Business Days after such statement or reconciliation shall have been sent by the Lender.

         2.1.6 Revolving Credit Unused Line Fee. The Borrowers shall pay to the Lender, a revolving credit facility fee (the "Revolving Credit Unused Line Fee") in an amount equal at all times to the Applicable Fee Percentage per annum on the average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount in effect from time to time accruing for the period from and including the Closing Date. The accrued and unpaid portion of the Revolving Credit Unused Line Fee shall be paid by the Borrowers to the Lender on the last day of each fiscal quarter, commencing on the last day of the current fiscal quarter, and on the Revolving Credit Termination Date and shall be calculated based on each immediately preceding quarter.

         SECTION 2.2 General Financing Provisions.

         2.2.1 Requests for Advances, Etc. (a) Each of the Borrowers hereby represents and warrants to the Lender that each such Borrower will derive benefits, either directly or indirectly, from the proceeds of each Loan, both in its individual capacity and as a member of the integrated group to which the Borrowers belong, because the successful operation of the integrated group referred to in this Agreement as "the Borrowers" is dependent upon the continued successful performance of the functions of the integrated group as a whole.

                  (b) The Borrowers, in the discretion of their respective managements, are to agree among themselves as to the allocation of the benefits of the proceeds of the Loans and the purposes for which such benefits and proceeds will be used, provided that no allocation, purpose or use shall be in violation of this Agreement. For administrative convenience, each Borrower is hereby irrevocably appointed by each and every other Borrower as agent for each and every other Borrower for the purpose of requesting Loans, receiving the benefits of the proceeds of such Loans, and disbursing the proceeds of such Loans among the Borrowers. By reason thereof, each Borrower is hereby irrevocably appointed by each and every other Borrower with power and authority through its duly authorized officer or officers (i) to endorse any check (if any) for the proceeds of any Loan for and on behalf of each and every Borrower and in the name of each and every Borrower, and (ii) to instruct the Lender to credit the proceeds of any Loan directly to a banking account of one or more of the Borrowers which shall evidence the making of such Loan and shall constitute the acknowledgment by each and every Borrower of the receipt of the proceeds of such Loan. The Lender may require from time to time such certificates, reports and other items as the Lender may deem necessary to evidence the allocation of the proceeds of the Loans among the Borrowers. In particular, the Lender may require from time to time that any advances of the proceeds of the Loans by one or more of the Borrowers be evidenced by one or more promissory notes or other written instruments or agreements between one or more of the Borrowers to evidence intercompany Receivables between one or more of the Borrowers. All actions taken by each Borrower in connection with the Loans and the Financing Documents shall be conclusively presumed to be the joint and several actions of the Borrowers even though any one Borrower may act from time to time in its name alone. This appointment is coupled with an interest and is irrevocable without the prior written consent of the Lender.

                  Without implying any limitation on the joint and several nature of the Obligations, the Lender agrees that, notwithstanding any other provision of this Agreement, the Borrowers may create inter-company indebtedness between and/or among the Borrowers with respect to the allocation of the benefits and proceeds of the advances under this Agreement. The Borrowers agree among themselves, and the Lender consents to that agreement, that each and every Borrower shall have rights of contribution from all of the other Borrowers to the extent each such Borrower incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, each such Borrower. All such indebtedness and rights shall be, and are hereby agreed by the Borrowers to be, subordinate in priority and payment to the indefeasible payment in full of the Obligations, and, unless the Lender agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been satisfied, provided, however, that prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any such inter-company indebtedness from time to time in accordance with the terms thereof. Each and every Borrower hereby waives all rights of counterclaim, recoupment and offset between or among themselves arising on account of that indebtedness. Unless required by the Laws of the United States or the country where such indebtedness is created, each and every Borrower agrees not to evidence that indebtedness or rights by note or other instrument, and shall not secure that indebtedness with any mortgage, security agreement or otherwise.

                  (d) The Lender is hereby irrevocably authorized by the Borrowers to make Loans to the Borrowers, all pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of the Company under the provisions of the most recent certificate of corporate resolutions of the Company on file with the Lender or as otherwise designated in writing by the Company. Except for gross negligence or willful misconduct, the Lender assumes no responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Lender and the Company in connection with any of the Credit Facilities, any Loan, or any other transaction in connection with the provisions of this Agreement.

         2.2.2 Computation of Interest and Fees. All applicable Fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Base Prime Rate shall become effective as of the opening of business on the day on which such change in the Base Prime Rate is announced.

         2.2.3 Payments. All payments of the Obligations, including, without limitation, principal, interest and Fees, shall be paid by the Borrowers without setoff, recoupment or counterclaim to the Lender at the Lender's office specified in Section 7.3 hereof in immediately available funds not later than 12:00 noon, Washington, D.C. time on the due date of such payment. Alternatively, at its sole discretion, the Lender may charge any deposit account of the Borrowers at the Lender, with all or any part of any amount due hereunder to the extent that the Borrowers have not otherwise tendered payment to the Lender; and Lender agrees to give the Borrowers prompt subsequent notice of any such actions. Except as otherwise specifically provided for in this Agreement, all payments shall be applied first to any accrued and unpaid Fees, second to any and all accrued and unpaid late charges and Enforcement Costs, third to any and all accrued and unpaid interest on the Obligations, and then to principal, all in such order and manner as shall be provided in Section 6.2.2.

         2.2.4 Setoff. During the continuance of any Default, the Lender is hereby authorized by the Borrowers at any time and from time to time, without notice to the Borrowers, to setoff, appropriate and apply any or all monies, securities, and other property of the Borrowers and the proceeds thereof, now or hereafter held or received by or in transit to, the Lender from or for the Borrowers, and also upon any and all deposit accounts (general or special) and credits of the Borrowers, if any, with the Lender at any time existing, excluding any deposit accounts held by the Borrowers in their capacity as trustee for Persons who are not Affiliates of the Borrowers or held by any of the Borrowers on behalf of any retirement or benefit plan of any of the Borrowers against all Obligations then outstanding, all in such order and manner as shall be provided in Section 6.2.2.

         2.2.5 Payments. (a) All payments of the Obligations, including, without limitation, principal, interest and Fees, shall be paid by the Borrowers without setoff or counterclaim to the Lender (except as otherwise provided herein) at the Lender's office specified in Section 7.3 hereof in immediately available funds not later than 12:00 noon, Washington, D.C. time on the due date of such payment. All payments received by the Lender after such time shall be deemed to have been received by the Lender, for purposes of computing interest and Fees, as of the next Business Day. The Lender may send the Borrowers statements of all amounts due hereunder for interest, principal and Fees, etc., which statements shall be considered correct and conclusively binding on the Borrowers absent manifest error unless the Borrowers notify the Lender to the contrary within sixty (60) Business Days of the date sent by the Lender.

                  (b) Subject to the terms of this Agreement, the Lender may charge any deposit account of the Borrowers for the benefit of the Lender, with all or any part of any amount due hereunder; the Lender agrees to give the Borrowers prompt subsequent notice of any such charge.

         2.2.6 Reserves. If (a) any change in any law or regulation or in the interpretation thereof by any court or other Governmental Authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against Loans made by the Lender, or (ii) impose on the Lender any other condition regarding this Agreement or (b) the Lender shall have determined that compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, and the result or effect of any event referred to in clauses (a) or (b) above shall be to (x) reduce the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation would have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender in its reasonable discretion to be material or (y) increase the cost to the Lender of making the Loans, then, upon demand by the Lender, the Borrowers shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts which shall be sufficient to compensate the Lender for such reduction in rate of return or for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the then current rate of interest on the Revolving Loans. A certificate as to such loss or increased cost incurred by the Lender, submitted by the Lender to the Borrowers, shall be conclusive, absent manifest error, as to the amount thereof unless the Borrowers notify the Lender to the contrary within sixty (60) Business Days of the date sent by the Lender.

         2.3      LETTERS OF CREDIT.

         2.3.1 Issuance of Letters of Credit.

                  (a) Subject to the terms and provisions of this Agreement, and upon receipt of a completed and executed Application and Agreement for Letter of Credit, the Lender agrees to issue or cause to be issued from time to time during the Revolving Credit Commitment Period, Letters of Credit for the account of one or more of the Borrowers in an aggregate face amount not to exceed (i) the Revolving Credit Committed Amount minus (ii) the then outstanding principal balance of the Revolving Loans, provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed Ten Million Dollars ($10,000,000). Each such Letter of Credit shall have an expiration date no later than the Revolving Credit Expiration Date. All such Letters of Credit shall be, in form and substance, acceptable to the Lender in its sole discretion and shall be subject to the terms and conditions of Lender's Application and Agreement for Letter of Credit.

         (b) The joint and several obligations of the Borrowers to immediately reimburse Lender for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Each Borrower shall indemnify, defend and hold Lender harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

         (c) Letters of Credit will be issued by the Lender as soon as practicable following receipt of the related Application and Agreement for Letter of Credit and any other information which the Lender may require in order
(i) to issue the requested Letter of Credit in form and content satisfactory to the Lender in all respects or (ii) to insure compliance by each Borrower with the terms of this Agreement, including (without limitation) any documentation which the Lender may require in order to support the use of the Letter of Credit.

         2.3.2    Letter of Credit Reimbursement; Reserve.

         (a) The Borrowers' Letter of Credit Obligations in respect of each Letter of Credit, including (without limitation) the Borrowers' joint and several obligations to reimburse the Lender for all drawings honored under such Letter of Credit, together with any interest thereon, shall be set forth in the related Application and Agreement for Letter of Credit.

         (b) Each Borrower may request that Lender issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Lender shall treat such demand as an Revolving Loan to Borrowers of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in Washington, D.C., for sales of that other currency for cable transfer to the country of which it is the currency.

         (c) Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Lender shall create a reserve under the Revolving Credit Commitment for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to twenty percent (20%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Lender from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Credit Commitment shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

         2.3.3 Incorporation of Applications and Agreements for Letters of Credit. The terms of each Application and Agreement for Letter of Credit are incorporated herein by reference. To the extent that there is any direct conflict between the terms of any Application and Agreement for Letter of Credit and this Agreement, the terms of this Agreement will prevail, except to the extent of (a) definitions contained in any Application and Agreement for Letter of Credit or (b) any provision contained in any Application and Agreement for Letter of Credit which subjects the Letter of Credit issued pursuant thereto to the "Uniform Customs and Practice for Documentary Credits" of the International Chamber of Commerce, as adopted from time to time.

         2.3.4 Letter of Credit Fees. The Borrowers agree to pay to the Lender an annual issuance fee, payable in advance at the time of the issuance of each Letter of Credit in accordance with the Applicable Fee Percentage, provided however, that fee for the Letter of Credit in favor of John F. Jaeger, Trustee shall be one hundred seventy five basis (175) points per annum, and Borrowers agree to pay, amendment and negotiation fees customarily charged by the Lender in connection with the issuance of Letters of Credit for each Letter of Credit which is issued by the Lender pursuant to the terms of this Agreement and the related Application and Agreement for Letter of Credit.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 General Representations and Warranties. Each of the Borrowers represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for a Loan under the terms of this Agreement and again at the time of the making of any Loan, as follows:

         3.1.1 Subsidiaries. The only Subsidiaries of such Borrower are as indicated and described on the Disclosure List attached hereto as EXHIBIT "B" and made a part hereof. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on the Disclosure List, which correctly indicates the nature and amount of such Borrower's ownership interests therein.

         3.1.2 Good Standing. Each of the Borrowers and their respective Subsidiaries are, if organized in the United States of America, duly organized and existing, in good standing (to the extent such term is appropriate in the jurisdiction in which the applicable Borrower or Subsidiary is organized or doing business), under the laws of the jurisdiction of its incorporation or formation, as the case may be, and each has the power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing (to the extent such term is appropriate in the jurisdiction in which the applicable Borrower or Subsidiary is organized or doing business), in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except for those jurisdictions where failure to be so qualified would not have a materially adverse effect on the business of the applicable Borrower or Subsidiary.

         3.1.3 Authority. Each of the Borrowers has full power and authority to enter into this Agreement, to make the borrowings hereunder, to execute and deliver the Note and the other Financing Documents to which it is a party, and to incur the Obligations and perform the other obligations provided for herein, in the Note, and in the other Financing Documents to which they are parties, all of which have been duly authorized by all proper and necessary action. No consent or approval of any shareholders of, or the Lender to, any Borrower and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of any Borrower is required as a condition to the validity of this Agreement, the Note or any of the other current Financing Documents or the performance by each Borrower of its obligations hereunder or thereunder.

         3.1.4 Binding Agreements. This Agreement constitutes, and the Note and each of the other Financing Documents, when issued and delivered pursuant hereto, will constitute, the valid and legally binding obligations of each of the Borrowers enforceable against each of the Borrowers in accordance with their respective terms.

         3.1.5 Litigation. Except as otherwise disclosed to the Lender on EXHIBIT "C" attached hereto and made a part hereof, there are no proceedings or investigations pending or, so far as is actually known by the officers of each of the Borrowers, threatened in writing before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of such Borrower or any of its Subsidiaries, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of such Borrower or such Borrower and its Subsidiaries taken as a whole.

         3.1.6 No Conflicts. There is no statute, regulation, rule, order or judgment, no charter, by-law or preference stock provision of any Borrower, and no provision of any mortgage, indenture, contract or other agreement binding on any Borrower or affecting its properties, which would prohibit, or cause a default under or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or of the Note or of the other Financing Documents to which such Borrower is a party.

         3.1.7 Financial Position. The audited consolidated financial statements of the Company and its Subsidiaries dated February 29, 2000 heretofore delivered to the Lender, are complete and correct and fairly present the consolidated financial position of the Company and its Subsidiaries and the consolidated results of their operations and changes in the consolidated stockholders' equity as of such dates and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. The unaudited consolidated balance sheet of the Company and its Subsidiaries, as of August 31, 2000, together with statements of profit and loss and of stockholders' equity for the period then ended heretofore delivered to the Lender, represent a fair presentation of the consolidated financial position of the Company and its Subsidiaries and the consolidated results of their operations and changes in the consolidated stockholders' equity as of such dates and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no liabilities (of the type required to be reflected on balance sheets prepared in accordance with GAAP), direct or indirect, fixed or contingent, of the Company and its Subsidiaries taken as a whole, as of the dates of such statements which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Company and its Subsidiaries taken as a whole, since the date of such balance sheet (and to the Company's actual knowledge after reasonable inquiry, no such material adverse change is likely to occur), and neither the Company nor any of its Subsidiaries has guaranteed the obligations of, or made any investment in or loans to, any Person (other than a Subsidiary) except as disclosed in such balance sheet, the endorsement of Instruments in the ordinary course of its business and Manugistics Inc.'s guaranty of Manugistics (Deutschland) GmbH's overdraft facility.

         3.1.8 No Default. Neither any of the Borrowers nor any of their respective Subsidiaries is in default beyond any applicable grace period under or with respect to any obligation under any agreement to which such Borrower or any of their Subsidiaries is a party in any respect which could be materially adverse to the business, operations, property or financial condition of such Borrower, or which could materially adversely affect the ability of such Borrower to perform its obligations under this Agreement, the Note, or the other Financing Documents, to which such Borrower is a party. No Default has occurred and is continuing.

         3.1.9 Title to Properties. The Borrowers have good and marketable title to their properties and assets, and the properties and assets reflected in the balance sheets described in Section 3.1.7 above. Such properties and assets are subject to no Lien of any kind, except for Permitted Liens, and the Borrowers have legal, enforceable and uncontested rights to use freely such property and assets. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 3.1.7 above.

         3.1.10 Taxes. Except for sales and use taxes which are in dispute in various jurisdictions and which will not have a material adverse effect on the operation of any of the Borrowers, each of the Borrowers and their respective Subsidiaries have each filed, or have obtained effective extensions for the filing of, all Federal, state and other tax returns which are required to be filed, and have paid all Taxes shown as due on said returns and all assessments, fees and other amounts due, except to the extent that such Taxes are being contested in good faith and in an appropriate manner. All Tax liabilities of each of the Borrowers were as of the date of the balance sheets referred to in
Section 3.1.7 above, and are now, adequately provided for on the books of the Borrowers. Except for sales and use taxes which are in dispute in various jurisdictions and which will not have a material adverse effect on the operation of any of the Borrowers, no Tax liability has been asserted by the Internal Revenue Service or any state or local Governmental Authority against the Borrowers for Taxes in excess of those already paid.

         3.1.11 Regulations U and X and Use of Loans. Neither any of the Borrowers nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the Loans will be used to purchase or carry any margin stock or to extend credit to others for such purpose if as a result there would be a violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other comparable or similar Law of any other Governmental Authority.

         3.1.12 Investment Company Act. Neither any of the Borrowers nor any of their respective Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor are they, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act.

         3.1.13 ERISA. The Company and its Subsidiaries taken as a whole have not incurred any accumulated funding deficiency within the meaning of ERISA which is material or any material liability to the PBGC in connection with any employee benefit plan (as defined in Section 3 of ERISA) established or maintained by any Borrower or any Subsidiary.

         3.1.14 Compliance with Laws. Neither any of the Borrowers nor any of their respective Subsidiaries is in violation of any applicable Laws of any Governmental Authority (including, without limitation, any Laws relating to employment practices or to environmental, occupational and health standards and controls) or order of any court or arbitrator, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Company and its Subsidiaries, taken as a whole.

         3.1.15 Patents, Trademarks, Etc. Each of the Borrowers and their respective Subsidiaries own, possess, or have the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, copyrights, customer lists, service marks, and franchises to conduct their business as now conducted, without known conflict with any patent, patent right, license, trademark, trademark right, trade name, trade name right, copyright, service mark or franchise right of any other Person.

         3.1.16 Full Disclosure. Neither the financial statements referred to in
Section 3.1.7 nor any of the Financing Documents, nor any certificate or statement furnished in writing by the Borrowers in connection with the Financing Documents, contains any untrue statement of a material fact or, when such financial statements, Financing Documents, statements, reports and certificates are taken in their entirety, omits to state a material fact necessary to make the statements contained therein or herein not misleading as of the date hereof. There is no fact actually known to the officers of any of the Borrowers which has not been disclosed to the Lender in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future could, in the reasonable opinion of the Borrowers, materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Company and its Subsidiaries, taken as a whole. In addition, the Company and its Subsidiaries have filed all forms, reports and documents (collectively, the "SEC Reports") with the Securities and Exchange Commission ("SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). None of the SEC Reports which are subject to Section 10(b) of the Exchange Act, including, without limitation, any financial statements or schedules included therein, at the time filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.1.17 Subordinated Indebtedness. Except for the Loans, the Indebtedness described in Section 5.2.3, or as otherwise disclosed to the Lender in writing on EXHIBIT "E" attached hereto and made a part hereof and as otherwise expressly permitted by the Lender in writing, any and all Indebtedness for Borrowed Money of each of the Borrowers has been fully and completely subordinated to the payment and performance of the Obligations by written agreement in form and substance satisfactory to the Lender, provided, however, that prior to the occurrence of any Default, the Borrowers may make payments on such Indebtedness from time to time in accordance with the terms thereof. The Lender has received photocopies of all promissory notes evidencing such Subordinated Indebtedness for Borrowed Money, together with any and all other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith. The Borrowers have furnished photocopies of any and all subordination agreements pertaining to the Subordinated Indebtedness to the Lender on or before the Closing Date.

         3.1.18 Presence of Hazardous Materials or Hazardous Materials Contamination. To the best of the Borrowers' knowledge and belief, except as set forth below, no Hazardous Materials are located on any real property located in the United States, owned, leased, operated or otherwise controlled by any of the Borrowers or any of their Subsidiaries or for which any such Borrower or any Subsidiary is responsible. To the best of each Borrower's knowledge and belief during the period of their occupancy, no property owned, leased, operated or otherwise controlled by such

Borrower or any of its Subsidiaries has ever been used as a manufacturing, storage (other than storage of Hazardous Materials on such property in accordance with applicable Laws in the ordinary course (including, without limitation, Laws relating to quantity)), or dump site for Hazardous Materials nor is any such property affected by Hazardous Materials Contamination.

         3.1.19 Designated Senior Indebtedness. The Borrowers hereby acknowledge, agree and confirm that the Obligations under this Agreement constitute "Designated Senior Indebtedness" as defined in the Indenture.

         SECTION 3.2 Survival; Updates of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date and any Loan made hereunder. The Lender acknowledges and agrees that any and all representations and warranties contained in, or made under, or in connection with, this Agreement may be amended, changed or otherwise modified by the Borrowers, with the consent of the Lender, at any time and from time to time after the Closing Date so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to, and approved by, the Lender and provided further that as it relates to any particular statements or financial information the representation and warranty pertaining to balance sheets, financial statements and other financial condition information or data and subsidiaries shall refer to the latest balance sheets, financial statements, financial condition information and data and corporate information furnished to the Lender pursuant to the provisions of this Agreement. The Lender shall have no obligation to waive any Event of Default or Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.


                                    ARTICLE 4

                              CONDITIONS PRECEDENT

         SECTION 4.1 Conditions to the Initial Loan. The making of the initial Loan is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Lender on or before the Closing Date all documents and certificates (other than the Note) being delivered in sufficient copies to enable delivery to the Lender):

         4.1.1 Good Standing, Etc. To the extent available from the applicable jurisdictions, the Lender shall have received a certificate of good standing for each of the Borrowers which are domestic corporations certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation for each of such Borrowers. To the extent available from the applicable jurisdictions, the Lender shall have received a Certificate of Qualification to do business for each of the Borrowers who are domestic corporations certified by the Secretary of State or other Governmental Authority of each state in which each of such Borrowers conducts business.

         4.1.2 Corporate Proceedings of the Borrowers. The Lender shall have received a copy, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrowers, of the resolutions of their respective Board of Directors authorizing (a) the execution, delivery and performance of the Financing Documents to which the Borrowers are a party, and (b) the borrowings by the Borrowers hereunder.

         4.1.3 Note. The Lender shall have received the Revolving Credit Note, conforming to the requirements hereof and executed by a Responsible Officer of the Borrowers and attested by a duly authorized representative of the Borrowers.

         4.1.4 Financing Documents. The Borrowers shall have executed and delivered the Financing Documents to be executed by them, all in form and substance satisfactory to the Lender.

         4.1.5 Other Documents, Etc. The Lender shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Lender.

         4.1.6 Payment of Fees. The Lender shall have received payment for the account of the appropriate parties of any Fees due on or before the Closing Date including all attorney's fees of the Lender.

         4.1.7 Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement and the other Financing Documents shall be reasonably satisfactory in form and substance to the Lender and its counsel.

         4.1.8 Other Financing Documents. In addition to the Financing Documents to be delivered by the Borrowers, the Lender shall have received the Financing Documents duly executed and delivered by Persons other than the Borrowers.

         SECTION 4.2 Conditions to all Loans. The making of all Loans is subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Lender:

         4.2.1 Compliance. Each of the Borrowers shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement, to the extent applicable, and the other Financing Documents which are binding upon them.

         4.2.2 Default. There shall exist no Event of Default or Default hereunder.

         4.2.3 Representations and Warranties. The representations and warranties of each of the Borrowers contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of each of the Loans, except that the representation and warranty pertaining to balance sheets, financial statements and other financial condition information or data and subsidiaries shall refer to the latest balance sheets, financial statements, financial condition information and data and corporate information furnished to the Lender pursuant to the provisions of this Agreement.

         4.2.4 Adverse Change. No adverse change shall have occurred in the financial condition of the Borrowers which would, in the good faith judgment of the Lender, materially impair the ability of the Borrowers to pay or perform any of the Obligations.

         4.2.5 Legal Matters. All legal documents incident to the Loan shall be reasonably satisfactory to counsel for the Lender.

                                    ARTICLE 5

                           COVENANTS OF THE BORROWERS

         SECTION 5.1 General Affirmative Covenants. So long as any of the Obligations (or Commitments therefor) shall be outstanding hereunder, each of the Borrowers covenants and agrees with the Lender as follows:

         5.1.1 Financial Statements.  The Company will furnish to the Lender:

                  (a) Quarterly Reports. As soon as available, but in no event more than fifty (50) days after the close of each of the Company's fiscal quarters, a quarterly aging of accounts receivable and as soon as available, but in no event more than fifty (50) days after the close of each of the Company's first three (3) fiscal quarters a copy of the quarterly consolidated financial statements on Form 10-Q, as filed with the U.S. Securities and Exchange Commission, relating to the Company and its Subsidiaries, prepared in accordance with GAAP and certified by a Responsible Officer, which financial statements shall include a consolidated balance sheet and consolidated statement of income, expense and cash flow of the Company and its Subsidiaries for such fiscal quarter;

                  (b) Covenant Compliance. As soon as available, but in no event more than fifty (50) days after the close of each of the Company's first three
(3) fiscal quarters, (i) a letter or opinion of the Responsible Officer who certified the quarterly financial statement relating to the Company and its Subsidiaries, stating whether anything in such Responsible Officer's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto and (ii) a detailed computation of each financial covenant in this Agreement which is applicable for the period reported certified by the Responsible Officer of the Company;

                  (c) Annual Statements. As soon as available, but in no event more than one hundred (100) days after the close of each of the Company's fiscal years, (i) a copy of the annual consolidated financial statement on Form 10-K, as filed with the U.S. Securities and Exchange Commission, relating to the Company and its Subsidiaries, prepared in accordance with GAAP and examined and certified by independent certified public accountants reasonably satisfactory to the Lender, which financial statement shall include a consolidated balance sheet as of the end of such fiscal year and consolidated statements of income, expense and cash flow of the Company and its Subsidiaries for such fiscal year, (ii) a certificate by a Responsible Officer that as of such date no Default or Event of Default has occurred, and (iii) a detailed computation of each financial covenant in this Agreement which is applicable for the period reported certified by the Responsible Officer of the Company. In addition, the Company will furnish as soon as available, but in no event more than one hundred fifty (150) days after the close of each of the Company's fiscal years a consolidated cash flow projection report certified by a Responsible Officer in a format acceptable to the Lender;

                  (d) Management Letters. As soon as available, but in no event more than one hundred and eighty (180) days after the close of each of the Company's fiscal years, a management letter in the form prepared by the independent certified public accountants, if any such letter is received;

                  (e) Receivables Aging. At the time of any advance under the Revolving Loan, a detailed aging schedule of all Receivables by account debtor, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably require; and

                  (f) Additional Reports. Promptly upon demand such other information as the Lender may reasonably request.

         5.1.2 Reports to SEC and to Stockholders. The Company will furnish to the Lender, promptly upon the filing or making thereof, at least one (1) copy of all financial statements, reports, notices and proxy statements sent by the Company to its stockholders, and of all regular and other reports publicly filed by the Borrowers with any securities exchange or with the SEC.

         5.1.3 Record keeping, Rights of Inspection, Field Examination, Etc. (a) Each of the Borrowers shall, and shall cause each of their Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to their properties, business and activities.

                  (b) Each of the Borrowers shall, and shall cause each of their Subsidiaries to, permit authorized representatives of the Lender to visit and inspect such Borrower's properties and the properties of its Subsidiaries, at any time with reasonable notice, to review, audit, check and inspect such Borrower's books of record and account and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries, with such Borrower's officers, directors, employees and other representatives and the officers, directors, employees and other representatives of such Borrower's Subsidiaries and their accountants, all at such times during normal business hours and other reasonable times and as often as the Lender may reasonably request.

                  (c) Any and all reasonable costs and expenses incurred by, or on behalf of, the Lender in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Lender upon demand. The Borrowers acknowledge and agree that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Lender's employees and agents in, and when, traveling to the Borrowers' facilities.

                  (d) Subject to the provisions of Section 7.18 of this Agreement, each of the Borrowers hereby irrevocably authorizes all accountants and auditors employed by such Borrowers at any time during the term of this Agreement to exhibit and deliver to the Lender copies of any of such Borrower's financial statements, trial balances, management letters, or other accounting records of any sort in the accountant's or auditor's possession, and to disclose to the Lender any information it may have concerning such Borrower's financial status and business operations. Further, each of the Borrowers hereby authorizes all Governmental Authorities to furnish to the Lender copies of reports or examinations relating to such Borrower, whether made by such Borrower or otherwise.

         5.1.4 Conduct of Business and Maintenance of Existence, Compliance with Laws, Etc. Except as otherwise provided in this Agreement, each of the Borrowers will, and will cause each of their respective Subsidiaries to, (a) not later than thirty (30) days from the date of discovery by management of a fact constituting an Event of Default, do or cause to be done all things necessary to preserve and to keep in full force and effect their corporate existence and material rights and franchises, trade names, patents, trademarks and permits which are necessary for the continuance of their business and (b) continue to engage substantially only in the business of developing, marketing and supporting computer software and related services, and not later than thirty
(30) days from the date of discovery by management of a fact constituting an Event of Default, comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which would materially interfere with the performance of their obligations hereunder or the proper conduct of their business.

         5.1.5 Preservation of Properties. Each of the Borrowers will, and will cause each of their respective Subsidiaries to, at all times (a) maintain, preserve, protect and keep their properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear and replacement of personalty in the normal course of business excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) comply with the provisions of all material leases to which they are a party or under which they occupy property so as to prevent any loss or forfeiture thereof or thereunder.

         5.1.6 Insurance. Each of the Borrowers will, and will cause each of their respective Subsidiaries to, at all times maintain with insurance companies A-rated by A.M. Best or any other major rating company acceptable to the Lender and the Borrowers, such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, each of the Borrowers will, and will cause each of their respective Subsidiaries to, keep adequately insured all of their property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon, in or about any properties occupied or controlled by them, or arising in any manner out of the businesses carried on by them, all in such amounts not less than the Lender shall reasonably determine from time to time. Each of the Borrowers shall deliver to the Lender on the Closing Date (and thereafter promptly after a material change in the insurance coverage) a certificate of a Responsible Officer of such Borrower containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Within thirty (30) days after request by the Lender and notice in writing from the Lender, each of the Borrowers will obtain such additional insurance as the Lender may reasonably request.

         5.1.7 Taxes. Except for sales and use taxes which are in dispute in various jurisdictions and which will not have a material adverse effect on the operation of any of the Borrowers and, except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, each of the Borrowers will, and will cause each of their respective Subsidiaries to, pay and discharge (a) all Taxes in an amount in excess of One Hundred Thousand Dollars ($100,000) prior to the date when any interest or penalty would accrue for the nonpayment thereof and (b) all Taxes in an amount equal to or less than One Hundred Thousand Dollars ($100,000) not later than thirty (30) days after the date when any interest or penalty would accrue for the nonpayment thereof. Each of the Borrowers shall furnish to the Lender at such times as the Lender may require proof satisfactory to the Lender of the making of payments or deposits required by applicable laws with respect to amounts withheld by each of the Borrowers from wages and salaries of employees and amounts contributed by each of the Borrowers on account of Federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

         5.1.8 ERISA. Each of the Borrowers organized under the laws of a state of the United States of America will comply, and cause each of their respective Subsidiaries and Affiliates to comply, with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. The Borrowers will not permit with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or may result, in any material liability of the Borrowers and their Subsidiaries and Affiliates, or
(b) any reportable event under ERISA if, upon termination of the plan or plans with respect to which one or more such reportable events shall have occurred, there is or would be any material liability of the Borrowers and their Subsidiaries and Affiliates to the PBGC. Upon any Lender's request, the Company will deliver to the Lender a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

         5.1.9 Litigation. Each of the Borrowers will promptly notify the Lender in writing of any litigation instituted or threatened in writing against such Borrower or any of its Subsidiaries, the ongoing status of such litigation, including, but not limited to any developments, that could reasonably be deemed to have an adverse effect on the financial condition of any Borrower or its ability to perform under this Agreement, and of the entry of any judgment or Lien against any of the assets or properties of any of the Borrowers or their respective Subsidiaries where the claims against such Borrower or Subsidiary exceed Five Hundred Thousand Dollars ($500,000) individually or in the aggregate and are not in the Lender's discretion adequately covered by insurance.

         5.1.10 Notification of Events of Default and Adverse Developments. Each of the Borrowers will promptly notify the Lender upon obtaining knowledge of the occurrence of:

                  (a) any Event of Default;

                  (b) any Default;

                  (c) any event, development or circumstance whereby the most recent financial statements furnished hereunder fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Company and its Subsidiaries as a whole;

                  (d) any judicial, administrative or arbitral proceeding pending against such Borrower or any of its Subsidiaries and any judicial or administrative proceeding known by such Borrower to be threatened against it or any of its Subsidiaries which, if adversely decided, could materially adversely affect the financial condition or operations (present or prospective) of the Company and its Subsidiaries as a whole;

                  (e) any other development in the business or affairs of the Company and its Subsidiaries as a whole which may be materially adverse; and

in each case describing in detail satisfactory to the Lender the nature thereof and action such Borrower proposes to take with respect thereto.

         5.1.11 Hazardous Materials; Contamination. Each of the Borrowers organized under the laws of a state of the United States of America agrees to
(a) give notice to the Lender promptly upon such Borrower's acquiring knowledge of the presence of any Hazardous Materials on any property owned, leased, operated or controlled by such Borrower or for which such Borrower is responsible [(provided that such notice shall not be required for Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, Laws governing the quantity of Hazardous Materials which may be stored)] or of any Hazardous Materials Contamination with a full description thereof; (b) promptly comply with any Laws requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Lender with satisfactory evidence of such compliance; provide the Lender within thirty (30) days after a demand by the Lender with a bond, letter of credit or similar financial assurance evidencing to the Lender's satisfaction that the necessary funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any Lien which may be established as a result thereof on any property owned, leased, operated or controlled by such Borrower or for which such Borrower is responsible (d) defend, indemnify and hold harmless the Lender and its agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned or controlled by such Borrower, or for which such Borrower is responsible, for any Hazardous Materials Contamination. Each of the Borrowers acknowledges and agrees that this indemnification shall survive the termination of this Agreement

         5.1.12 Disclosure of Significant Transactions. Each of the Borrowers shall deliver to the Lender, a written report describing in detail each transaction involving such Borrower's purchase, sale, lease, or other acquisition or disposition of an interest in Fixed or Capital Assets which exceeds One Million Dollars ($1,000,000), such reports to be delivered to the Lender within ten (10) days of the occurrence of each such transaction.

         5.1.13 Unrestricted Cash. The Borrowers shall maintain at all times a ratio of unrestricted cash and investment grade marketable securities valued at the lower of cost or market value, as determined in accordance with GAAP, to borrowings under the Credit Facilities of not less than 1.20 to 1.00, on a consolidated basis.

         5.1.14 [Omitted]

         5.1.15 Subordination. Subject to the terms and conditions of this Section, the payments of any and all past, present and future indebtedness, liabilities and obligations of each of the Borrowers to each other of every kind, nature and description (collectively, the "Subordinated Liabilities") is hereby subordinated and postponed by each of the Borrowers to the payment of the Obligations, provided, however, notwithstanding anything set forth in this Agreement to the contrary, prior to the occurrence of a Default, the Borrowers shall be permitted to make payments on account of any of the Subordinated Liabilities from time to time in accordance with the terms thereof. The definition of Subordinated Liabilities shall not include the payment of indebtedness, liabilities and obligations by Manugistics U.K. Ltd. to any other Borrower, provided that Manugistics U.K. Ltd. shall not make any such payment without the prior written consent of the Lender, except for the payment of royalties to another Borrower arising from Manugistics U.K. Ltd.'s grant of licenses to customers of software owned by such Borrower. Each of the Borrowers agrees that the Obligations shall have priority in payment, right and remedy over the Subordinated Liabilities. Following the occurrence and during the continuance of a Default and without the prior written consent of the Lender, none of the Borrowers shall ask, demand, receive, accept, sue for, setoff, collect or enforce the Subordinated Liabilities or any part thereof or any collateral and security therefor. Each of the Borrowers represents and warrants to the Lender that the Subordinated Liabilities are unsecured and each of the Borrowers agrees not to receive or accept any collateral or security for the Subordinated Liabilities without the prior written permission of the Lender. Without the prior written consent of the Lender, none of the Borrowers shall assign, transfer, hypothecate or dispose of the Subordinated Liabilities while this Agreement is in effect, except by means of assignment to another Borrower, cancellation or forgiveness. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any or all of the Borrowers or the proceeds thereof to creditors of any or all of the Borrowers or to any indebtedness, liabilities and obligations of any or all of the Borrowers, by reason of the liquidation, dissolution or other winding up of any or all of the Borrowers or the business of the Borrowers, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against any or all of the Borrowers for any relief under the Bankruptcy Code or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to all or any part of the Subordinated Liabilities shall be paid or delivered directly to the Lender for application to the Obligations (whether due or not due and in such order and manner as provided in Section 6.2.2) until the Obligations shall have been fully paid and satisfied. Each of the Borrowers hereby irrevocably authorizes and empowers the Lender upon the occurrence and during the continuance of a Default to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in the Lender's own name or in the name of the Borrowers or otherwise, for the benefit of itself and the Lender, as the Lender may deem necessary or advisable to carry out the provisions of this Section. Each of the Borrowers hereby agrees to execute and deliver to the Lender, such powers of attorney, assignments, endorsements or other instruments as may be required by the Lender for the benefit of itself and the Lender to enforce any and all claims upon or with respect to the Subordinated Liabilities, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Liabilities.

         Should any payment or distribution not permitted by the provisions of this Section or security or proceeds thereof be received by any of the Borrowers upon or with respect to all or any part of the Subordinated Liabilities prior to the full payment and satisfaction of the Obligations, such Borrower will deliver the same to the Lender in precisely the form received (except for the endorsement or assignment of any or all of the Borrowers where necessary), for application to the Obligations (whether due or not due and in such order and manner as provided in Section 6.2.2), and, until so delivered, the same shall be held in trust by such Borrower as property of the Lender. In the event of the failure of the Borrowers to make any such endorsement or assignment, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably authorized to make the same.

         So as to secure the performance by the Borrowers of the provisions of this Section and the payment of the Obligations, each of the Borrowers assigns, pledges, and grants to the Lender, a security interest in the Subordinated Liabilities, all proceeds thereof and all and any security and collateral therefor, provided, however, that the Lender shall not exercise any rights under the security interest granted pursuant to this Section prior to the occurrence of a Default. Upon the request of the Lender, after the occurrence of a Default, the Borrowers (or any of them) shall endorse, assign and deliver to the Lender in a manner acceptable to the Lender all such collateral and security and all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Subordinated Liabilities. In the event of the failure of the Borrowers to make any such endorsement, assignment or delivery, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocable authorized to make the same.

         5.1.16 Minimum Liquidity. The Borrowers shall maintain at all times minimum Liquidity of not less than Twenty Five Million Dollars ($25,000,000).

         5.1.17 Minimum Net Worth. The Borrowers shall maintain at all times a minimum Net Worth of not less than Eighty Million Dollars ($80,000,000).

         SECTION 5.2 Negative Covenants. So long as any of the Obligations (or Commitments therefor) shall be outstanding hereunder, each of the Borrowers covenants and agrees with the Lender that, without the prior written consent of the Lenders:

         5.2.1 Merger, Acquisition, Sale of Assets or Joint Ventures; Subsidiaries. None of the Borrowers or any of their respective Subsidiaries will directly or indirectly (a) enter into any merger or consolidation or amalgamation, windup or dissolve itself (or suffer any liquidation or dissolution) or (b) acquire all or substantially all of the assets or business of any Person or enter into any joint venture (for purposes of this Agreement, a "Purchase"), except that any of the Borrowers may make a Purchase, provided, (i) the total cash consideration agreed to be paid by all of the Borrowers for any Purchase consummated does not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) per Purchase (the "Purchase Cap"), excluding any payments that are contingent upon future performance or revenues, regardless of whether the entire amount of such consideration is actually paid at the time of such Purchase, (ii) such Purchases do not result in the occurrence of an Event of Default, after giving effect to such Purchases, and (iii) such Purchases are consistent with the Borrowers' principal line of business of the development, marketing, sale and support of computer software, and (iv) the Company and its Subsidiaries are the surviving entities, or (c) convey, sell, lease, license, assign, transfer or otherwise dispose of its assets, properties or business, or permit any Subsidiary so to do, except that, prior to a Default, any of the Borrowers may sell (i) accounts receivables for licenses or leases of software (excluding services and maintenance) in an amount not to exceed fifteen percent (15%) of total accounts receivables on an annual basis based on an average of the prior four (4) fiscal quarters, and (ii) goods or license intellectual property in the ordinary course of business, personal property subject to ordinary wear and tear may be disposed of in the normal course of business and except that, upon prior written notice to the Lender, a Wholly Owned Subsidiary may be (a) merged or consolidated with one or more other Wholly Owned Subsidiaries or into any of the Borrowers or (b) dissolved or liquidated. None of the Borrowers shall create or otherwise acquire any Subsidiary, except for those Subsidiaries in existence as of the date hereof and previously disclosed in writing to the Lender, any Wholly Owned Subsidiary now or hereafter created and disclosed to the Lender in writing, and any Wholly Owned Subsidiary which is the subject of or created specifically to effect a Purchase. The Company shall cause any Subsidiaries now or hereafter existing to join this Agreement as a Additional Borrower pursuant to Section 5.2.11 (Joinder of Additional Borrowers).

         5.2.2 Purchase or Redemption of Securities, Dividend Restrictions. None of the Borrowers will:

         (a) purchase, redeem or otherwise acquire any shares of its capital stock or warrants now or hereafter outstanding, except in connection with a Purchase, in which case the value of such shares (as determined by the Lender in its reasonable discretion) shall be included in the calculation of the Purchase Cap;

         (b) declare or pay any dividends on (other than stock dividends) any shares of any class of capital stock of such Borrower, unless such dividends are paid exclusively to one or more of the Borrowers;

         (c) apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of such Borrower, except as permitted in (a) above;

         (d) set apart any sum for the payment of any dividends on, or, for the purchase, redemption, or other retirement of any shares of any class of capital stock of such Borrower, except as permitted in (a) above;

         (e) make any distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of such Borrower, or any warrants;

         (f) permit any Subsidiary to purchase or acquire any shares of any class of capital stock of, or warrants issued by, such Borrower, except as permitted in (a) above,

         (g) make any distribution to stockholders or set aside any funds for any such purpose, unless such dividends are paid exclusively to one or more of the Borrowers; and

         (h) prepay, purchase or redeem any Indebtedness for Borrowed Money other than the Obligations, except for the prepayment of intercompany loans by means of assignment to another Borrower, or by cancellation or forgiveness of such Indebtedness.

The Borrowers' rights to repurchase capital stock or warrants shall be conditioned on such repurchase not resulting in the occurrence of an Event of Default, after giving effect to such repurchase.

         5.2.3 Indebtedness. None of the Borrowers will create, incur, assume or suffer to exist any Indebtedness for Borrowed Money, or permit any Subsidiary so to do, except:

                  (a) the Obligations;

                  (b) current accounts payable arising in the ordinary course of business of such Borrower and its Subsidiaries;

                  (c) Indebtedness of such Borrower or any of its Subsidiaries secured by Permitted Liens;

                  (d) Subordinated Indebtedness;

                  (e) Subordinated Liabilities;

                  (f)  Capitalized lease obligations;

                  (g) Indebtedness for Borrowed Money of such Borrower and its Subsidiaries existing on the date hereof and reflected on the financial statements furnished pursuant to Section 3.1.7 and any renewals, refinancings or replacements thereof; and

                  (h) Indebtedness of any Borrower or Subsidiaries incurred after the date of this Agreement, provided that (i) the aggregate principal amount of all such Indebtedness of the Borrowers and their Subsidiaries taken as a whole does not exceed One Million Five Hundred Thousand Dollars ($1,500,000),
(ii) such Indebtedness is unsecured and (iii) such Indebtedness has a maturity of not less than one hundred eighty (180) days beyond the maturity of the Loans.

         5.2.4 Investments; Loans and Other Transactions. Except as otherwise provided herein, none of the Borrowers will, nor will it permit any of their Subsidiaries to, (a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with its business and treated as a Fixed or Capital Asset of such Borrower or the Subsidiary) or in any Person, whether by stock purchase, capital contribution, acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), or (b) guaranty or otherwise become contingently liable for the Indebtedness or obligations of any Person, or make any loans or advances, or otherwise extend credit to any Person, except:

               (a) advances to employees of the Borrowers or of any Subsidiary for travel or other business expenses in the ordinary course of business not exceeding One Hundred and Fifty Thousand Dollars ($150,000) per employee for all Borrowers and Subsidiaries and Three Hundred Thousand Dollars ($300,000) in the aggregate for all Borrowers and Subsidiaries;

               (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (c) the investments of the Borrowers or the Subsidiaries in Cash Equivalents;

               (d) trade credit extended to customers in the ordinary course of business and inter-company indebtedness between the Borrowers and Subsidiaries;

               (e) guaranties by any of the Borrowers or Subsidiaries of obligations of any of the other Borrowers or any Subsidiaries thereof; and

               (f) marketable securities which are (a) traded or listed on a public exchange, (b) are readily liquid, (c) if applicable, carry an investment grade of A (or its equivalent) or better, and (d) conform with the Company's Investment Policy.

        5.2.5 Stock of Subsidiaries. None of the Borrowers will sell or otherwise dispose of any shares of capital stock of any of their respective Subsidiaries (except in connection with a merger or consolidation of a Wholly Owned Subsidiary into one of the Borrowers or with another Wholly Owned Subsidiary or with the dissolution of any Subsidiary) or permit any Subsidiary to issue any additional shares of its capital stock except (a) pro-rata to its stockholders or (b) directors or foreign residents' shares.

        5.2.6 Subordinated Indebtedness. None of the Borrowers will make, nor will it permit any of its Subsidiaries to make:

               (a) at any time any payment of principal of, or interest on, any of the Subordinated Indebtedness, if an Event of Default then exists hereunder or would result from such payment;

               (b) at any time, any payment of the principal or interest due on the Subordinated Indebtedness as a result of acceleration thereunder or a mandatory prepayment thereunder;

               (c) at any time, any amendment or modification of or supplement to the documents evidencing or securing the Subordinated Indebtedness; and

               (d) at any time, payment of principal or interest on the Subordinated Indebtedness other than when due (without giving effect to any acceleration of maturity or mandatory prepayment), except by means of assignment to a Borrower or cancellation or forgiveness of intercompany Indebtedness.

        5.2.7 Liens. None of the Borrowers will create, incur, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, except for Permitted Liens.

        5.2.8 Other Businesses. None of the Borrowers nor any of their Subsidiaries will engage directly or indirectly in any business other than as described in Section 5.1.4 hereof.

        5.2.9 Prohibition on Hazardous Materials. None of the Borrowers nor any of their Subsidiaries shall place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, leased, operated or controlled by such Borrower or for which such Borrower is responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, Laws governing the quantity of Hazardous Materials).

        5.2.10 Fiscal Year Changes. None of the Borrowers will change the period of measurement for any of its Fiscal Years.

        5.2.11 Joinder of Additional Borrowers.

        Any Additional Borrower which is required to join this Agreement as an Additional Borrower pursuant to Section 5.2.1 shall execute and deliver to the Lender an Additional Borrower Joinder Supplement in substantially the form attached hereto as EXHIBIT G pursuant to which it shall join as a Borrower each of the documents to which the Borrowers are parties. The Company shall at its expense deliver such Additional Borrower Joinder Supplement, and related documents, including, without limitation, lien searches, and resolutions, to the Lender within thirty (30) days after the date of the filing of such Additional Borrower's articles of incorporation if the Additional Borrower is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.


        5.2.12 Change in Management. Neither the Company nor Manugistics, Inc. will change its Senior Management without the Lender's prior written consent.


                                    ARTICLE 6

                         DEFAULT AND RIGHTS AND REMEDIES

        SECTION 6.1 Default. The occurrence of any one or more of the following events shall constitute a default ("Default") under the provisions of this
Agreement:

        6.1.1 Payment of Obligations. The failure of the Borrowers to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement, the Note and/or any of the other Financing Documents.

        6.1.2 Perform Provisions of this Agreement. The failure of the Borrowers to perform, observe or comply with any of the provisions of this Agreement.

        6.1.3 Representations and Warranties. If any representation and warranty contained herein or in any statement or representation made in any officer's certificate or in any other information at any time given by or on behalf of any of the Borrowers or furnished in connection with this Agreement or any of the other Financing Documents shall prove to be false or incorrect in any material respect on the date as of which made.

        6.1.4 Default under Other Financing Documents. The occurrence of a default under the provisions of the Note or any of the other Financing Documents which is not cured within applicable cure periods, if any.

        6.1.5 Liquidation, Termination, Dissolution, Change in Management, Etc. Except as specifically permitted hereunder, if any of the Borrowers shall liquidate, dissolve or terminate its existence or any change occurs in the control of any of the Borrowers without the prior written consent of the Lender.

        6.1.6 Default under Other Indebtedness. If any of the Borrowers or any
Subsidiary: (a) defaults in any payment of any Indebtedness for Borrowed Money (other than Indebtedness for Borrowed Money owed to a Wholly Owned Subsidiary) in excess of One Hundred Thousand Dollars ($100,000) beyond the period of grace, if any, provided in the instrument or agreement under which the Indebtedness for Borrowed Money was created, including, without limitation, any of the Subordinated Indebtedness, or

               (b) defaults in the observance or performance of any other material agreement or condition relating to any Indebtedness in excess of One Hundred Thousand Dollars ($100,000) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur the effect of which default or other event is to cause or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice and the failure to cure within any applicable cure period, if required, the Indebtedness to become due prior to its stated maturity.

        6.1.7 Inability to Pay Debts, Etc. If any of the Borrowers or any Subsidiary shall admit in writing its inability generally to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors.

        6.1.8 Bankruptcy. If proceedings in bankruptcy, or for reorganization of any of the Borrowers or any Subsidiary, or for the readjustment of any of their respective debts, under the Bankruptcy Code, as amended, or any part thereof, or under any other applicable Laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by any of the Borrowers or a Subsidiary and, except with respect to any such proceedings instituted by any of the Borrowers or a Subsidiary, shall not be discharged within sixty (60) days of their commencement.

        6.1.9 Receiver, Etc. A receiver or trustee shall be appointed for any of the Borrowers or any Subsidiary or for any substantial part of their respective assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of any of the Borrowers or any Subsidiary and, except with respect to any such appointments requested or instituted by any of the Borrowers or any Subsidiary, such receiver or trustee shall not be discharged within sixty (60) days of his appointment, and, except with respect to any such proceedings instituted by any of the Borrowers or a Subsidiary, such proceedings shall not be discharged within sixty (60) days of their commencement.

        6.1.10 Financial Condition. The occurrence of any change in the financial condition of the Company and its Subsidiaries taken as a whole which in the good faith judgment of the Lender is materially adverse.

        SECTION 6.2 Rights and Remedies, Etc.

        6.2.1 General Rights and Remedies. Upon the occurrence of a Default specified in Sections 6.1.8 and 6.1.9 above, the Commitments shall immediately and automatically terminate and the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers. If any other Default shall occur hereunder, then in each and every such case, the Lender, may at any time thereafter while such Default is continuing do any one or more of the following:

               (a) terminate any or all of the Commitments;

               (b) declare without notice to the Borrowers the unpaid principal amount of all or the Note (with accrued interest thereon) and all other Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive; or

               (c) exercise any rights and remedies available to the Lender under this Agreement, the Note, the other Financing Documents and applicable Laws; or

               (d) demand that the Borrowers (i) deposit cash with the Lender in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrowers shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit.

        6.2.2 Enforcement Costs and Proceeds. The Borrowers agree to pay to the Lender all Enforcement Costs paid or incurred by the Lender in exercising any rights and remedies available under the provisions of this Agreement, the Note, the other Financing Documents and applicable Laws. All Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate, shall be paid by the Borrowers to the Lender whenever demanded by the Lender after notice by the Lender.

        Any proceeds of the collection of the Obligations will be applied by the Lender first to the payment of any and all unpaid Enforcement Costs, and any balance of such proceeds (if any) will be applied by the Lender to the payment of the remaining Obligations (whether then due or not), at such time or times and in such order and manner of application as the Lender may from time to time in their sole discretion determine.

        6.2.3 Performance by Lender and the Lender. If the Borrowers shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement, or any of the other Financing Documents, the Lender without notice to or demand upon any of the Borrowers and without waiving or releasing any of the Obligations or any Default, may (but shall be under no obligation to) at any time thereafter and during the continuance of an Event of Default, make such payment or perform such act for the account and at the expense of the Borrowers, and may enter upon the premises of any of the Borrowers for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose. The Borrowers hereby jointly and severally appoint the Lender or the Lender's designee as their attorney-in-fact for the purposes of effecting, during the continuance of a Default, any or all of the provisions of this subsection, in the Lender's name or in the name of the Borrowers, such appointment being coupled with an interest and being irrevocable. All acts of said attorney are hereby ratified and approved and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake, except those caused by his own gross negligence or willful misconduct. All sums so paid or advanced by the Lender and all costs and expenses incurred in connection therewith are part of the Enforcement Costs, together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate, shall be paid by the Borrowers to the Lender on demand and shall constitute and become a part of the Obligations.

        6.2.4 Offset. Upon the occurrence of a Default (and in addition to all of its rights, powers and remedies under this Agreement), the Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrowers now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Lender.


                                    ARTICLE 7

                                  MISCELLANEOUS

        SECTION 7.1 Course of Dealing; Amendment. No course of dealing between the Borrowers and the Lender shall be effective to amend, modify or change any provision of this Agreement or the other Financing Documents. The Lender shall have the right at all times to enforce the provisions of this Agreement and the other Financing Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Lender in refraining from so doing at any time or times. The failure or delay of the Lender at any time or times to enforce the rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. Subject to the provisions of Section 7.10, this Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrowers.

        SECTION 7.2 Waiver, Cumulative Remedies. The Lender may, at any time and from time to time, execute and deliver to the Borrowers a written instrument waiving, on such terms and conditions as the Lender may specify in such written instrument, any of the requirements of this Agreement or of the other Financing Documents or any Default or Event of Default and its consequences, provided, that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, the Borrowers, the Lender shall be restored to their former positions prior to such Default or Event of Default and shall have the same rights as they had hereunder. No such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto and shall be effective only in the specific instance and for the specific purpose for which given. The rights, powers and remedies provided in this Agreement, the Note, and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine, subject to the provisions of this Agreement, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable Laws. Without limiting the generality of the foregoing, the Lender shall:

               (a) proceed against any of the Borrowers with or without proceeding against any other Person which may be liable for all or any part of the Obligations;

               (b) proceed against any of the Borrowers with or without proceeding under any of the other Financing Documents;

               (c) without reducing or impairing the obligation of any of the Borrowers and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; or

               (d) without reducing or impairing the obligations of any of the Borrowers and without notice thereof: (i) approve the making of Revolving Loans under this Agreement, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

        SECTION 7.3 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when delivered by hand, or three (3) Business Days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows or to such other address as may be hereafter designated in writing by one party to the other:

 Borrowers: c/o                     Manugistics Group, Inc.
                                    2115 East Jefferson Street
                                    Rockville, Maryland  20852
                                    Attn:  Raghavan Rajaji
                                         Chief Financial Officer

 Lender:                            Bank of America, N.A.
                                    6610 Rockledge Drive
                                    Bethesda, Maryland  20817
                                    Attn: Maria Manos Reed,
                                         Senior Vice President

                                    With a copy to:

                                    Troutman Sanders Mays & Valentine LLP
                                    1660 International Drive, Suite 600
                                    McLean, Virginia 22102
                                    Attn:  Richard M. Pollak, Esq.

Except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed. By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

        SECTION 7.4 Management and Administration by Lender. The Borrowers further agree to pay on demand all reasonable costs and expenses, (including reasonable counsel fees and expenses) of the Lender, in connection with all the waivers, consents and amendments of this Agreement and the other Financing Documents requested by the Borrowers. All of the advances, expenditures, costs and expenses described in this subsection shall bear interest payable on demand by the Borrowers from the date paid or incurred until paid in full at the Post-Default Rate.

        SECTION 7.5 Consent to Jurisdiction, Etc. (a) Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action or proceeding arising out of or relating to this Agreement, the Note or any of the other Financing Documents. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of the Borrowers and may be enforced in any court to the jurisdiction of which any of the Borrowers are subject, by a suit upon such judgment, provided that service of process is effected upon each of the Borrowers in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

               (b) Each of the Borrowers hereby irrevocably designates and appoints Raghavan Rajaji c/o Manugistics Group, Inc., 2115 East Jefferson Street, Rockville, Maryland 20852, as such Borrower's authorized agent to receive on such Borrower's behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this
Section in any state or federal court sitting in the State of Maryland. If such an agent shall cease so to act, each of the Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the agent and shall promptly deliver to the agent evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

                Each of the Borrowers hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Borrower at such Borrower's address designated in or pursuant to Section 7.3 hereof, and (ii) serving a copy thereof upon the agent designated and appointed by such Borrower as such Borrower's agent for service of process by or pursuant to this Section. Each of the Borrowers irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon such Borrower in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon such Borrower. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

        SECTION 7.6 WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS, AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, OR (B) ANY OF THE FINANCING DOCUMENTS. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

        THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH OF THE BORROWERS, THE LENDER AND EACH OF THE BORROWERS AND THE LENDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWERS AND THE LENDER FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

        SECTION 7.7 Costs and Expenses. Each of the Borrowers agrees: (a) To pay upon demand therefor, all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of this Agreement and the other Financing Documents and all amendments, modifications, restatements, substitutions, extensions and renewals thereof, including the reasonable fees and out-of-pocket expenses of counsel for the Lender (supported by detailed invoices indicating all time and expense entries);

               (b) To pay upon demand any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note, the other Financing Documents; and

               (c) To save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any taxes or fees referred to in this Section, provided that such delay is not the direct result of the gross negligence or willful misconduct of the Lender.

All costs, expenses, taxes and fees described in this Section shall be part of the Enforcement Costs and shall bear interest, payable by the Borrowers on demand, from the date due until paid in full at the Post-Default Rate.

        SECTION 7.8 Severability. In case one or more provisions contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein and in the other Financing Documents shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby.

        SECTION 7.9 Assignment, Etc. The Lender may, without notice to, or consent of, the Borrowers, sell, assign or transfer all or any part of the Obligations, and each such Person or Persons to which the obligations are transferred shall have the right to enforce the provisions of this Agreement, the Note and any of the other Financing Documents as fully as the Lender, provided that the Lender shall continue to have the unimpaired right to enforce the provisions of this Agreement, the Note and any of the other Financing Documents as to so much of the Obligations that the Lender has not sold, assigned or transferred and to the extent such Lender would be entitled to do so under the provisions of this Agreement. The Lender may, without notice to or consent of the Borrowers, sell participation in all or any part of the Obligations. Subject to the provisions of Section 7.18 hereof, in connection with the foregoing, the Lender shall have the right to divulge to any such actual or potential purchaser, assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Agreement, the Note and any of the other Financing Documents or otherwise.

        SECTION 7.10 Survival. All representations, warranties and covenants contained among the provisions of this Agreement shall survive the execution and delivery of this Agreement, the Note and all other Financing Documents, until this Agreement, as amended, may be terminated.

        SECTION 7.11 Binding Effect. This Agreement, the Note and all other Financing Documents shall be binding upon and inure to the benefit of the Borrowers, the Lender and its successors and assigns, except that the Borrowers shall not have the right to assign its or their rights hereunder or any interest herein without the prior written consent of the Lender.

        SECTION 7.12 Applicable Law. As a material inducement to the Lender to enter into this Agreement, the Borrowers acknowledge and agree that the Financing Documents, including this Agreement, shall be governed by the Laws of the State of Maryland, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State of Maryland, even though for the convenience and at the request of the Borrowers, one or more of the Financing Documents may be executed elsewhere and even though day-to-day administration of the Loans may be conducted by one of the Lender's offices not in the State of Maryland. The Lender acknowledges, however, that remedies under certain of the Financing Documents which relate to property outside the State of Maryland may be subject to the laws of the State in which the property is located.

        SECTION 7.13 Duplicate Originals and Counter Parts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

        SECTION 7.14 Exhibits and Schedules. Any exhibits and schedules attached to this Agreement are an integral part hereof and are hereby incorporated herein and included in the term "this Agreement".

        SECTION 7.15 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only, shall not constitute a part of this Agreement for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

        SECTION 7.16 No Agents. Nothing herein contained shall be construed to constitute any of the Borrowers as the agent of the Lender for any purpose whatsoever or to permit any of the Borrowers to pledge any of the Lender's credit. The Lender shall not, by anything herein or in any of the Financing Documents or otherwise, assume any of the Borrowers' obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by the Borrowers of any of the terms and conditions thereof.

        SECTION 7.17 Right of Contribution. The Borrowers and the Lender agree that on and after the Closing Date, each Borrower (an "Entitled Borrower") shall be entitled to contribution from each other Borrower to the extent, if any, that
(a) an Entitled Borrower incurs any Obligations in excess of such Entitled Borrowers Net Valuation (as hereinafter defined) or (b) the Obligations incurred by such Entitled Borrower would leave such Entitled Borrower with an unreasonably small amount of capital to enable the Entitled Borrower to operate the business in which it is engaged, and/or the Obligations incurred by such Entitled Borrower prevent such Entitled Borrower from paying its debts as such debts mature; provided, however, that such right of contribution shall be subordinated to the payment of the Obligations and may not be exercised by any Borrower until all of the Obligations have been paid in full. Nothing in this Section shall be deemed to in any manner impair the joint and several liability of each Borrower for any and all of the Obligations. The provisions of this Section shall be in addition to and shall in no manner limit any other rights of contribution available to any Borrower. The term "Net Valuation" as used in this Section means the amount by which (1) an Entitled Borrower's property at a fair valuation exceeds (2) such Entitled Borrower's debts.

        SECTION 7.18 Confidential Information. The Lender will endeavor in good faith to maintain the confidentiality of any non-public information relating to the Borrowers (the "Confidential Information") and, except as provided below, will exercise the same degree of care that the Lender exercises with respect to their own proprietary information to prevent the unauthorized disclosure of the confidential information to third parties. Confidential information shall not include information that either: (a) is in the public domain or in the knowledge or possession of the Lender when disclosed to the Lender, or becomes part of the public domain after disclosure to the Lender through no fault of the Lender; or
(b) is disclosed to the Lender by a third party, provided the Lender does not have actual knowledge that such third party is prohibited from disclosing such information. The terms of this Section shall not apply to disclosure of Confidential Information by the Lender that is, in the good faith opinion of the Lenders, compelled by laws regulations, rules, order or legal process or proceedings or is disclosed to: (i) a prospective assignee of the Lender's interest hereunder (as permitted by Section 7.9 hereof) who has signed a confidentiality agreement containing terms substantially similar to those contained herein; (ii) legal counsel, examiners, accountants, auditors and directors of the Lender and examiners, auditors and investigators having regulatory authority over the Lender; or (iii) any party in connection with the exercise of remedies by the Lender after default in the performance of the Borrowers' obligations to the Lender.

        IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

                                       THE BORROWERS:

WITNESS OR ATTEST:                     MANUGISTICS GROUP, INC.


   /s/ LKelly                            By: /s/ Gregory J. Owens        (SEAL)
-------------------------------             -----------------------------------
                                         Name:   Gregory J. Owens
                                              -----------------------
                                         Title: Chief Executive Officer
                                                ---------------------------

WITNESS OR ATTEST:                          MANUGISTICS, INC.


/s/ LKelly                                     By:  /s/ Gregory J. Owens  (SEAL)
-----------------------------                       ----------------------------
                                               Name: Gregory J. Owens
                                                     ---------------------------
                                               Title:  Chief Executive Officer
                                                     ---------------------------

WITNESS OR ATTEST:                          MANUGISTICS FRANCE S.A.S.


                                    By   /s/ Michael Christensen (SEAL)
--------------------                   -------------------------
                                         Name: Michael Christensen
                                              --------------------
                                         Title:  President
                                               -----------

WITNESS OR ATTEST:                          MANUGISTICS FSC, INC.

/s/ LKelly                                     By: /s/ Gregory J. Owens   (SEAL)
          -----------------------              ---------------------------
                                                  Name:   Gregory J. Owens
                                                       -------------------
                                                  Title: President
                                                        -------------

WITNESS OR ATTEST:                          MANUGISTICS U.K. LTD.


/s/ LKelly                                     By:  /s/ Raghavan Rajaji   (SEAL)
-------------------------------                   ------------------------
                                                  Name: Raghavan Rajaji
                                                       -----------------------
                                                  Title: Director
                                                         ------------------

WITNESS OR ATTEST:                          MANUGISTICS CANADA COMPANY


 /s/ LKelly                                    By:  /s/ Gregory J. Owens  (SEAL)
------------------------------------              ------------------------
                                                  Name: Gregory J. Owens
                                                       -------------------
                                                  Title: President
                                                        ------------------

WITNESS OR ATTEST:                          MANUGISTICS (DEUTSCHLAND) GmbH


 /s/ L Kelly                                   By: /s/ Raghavan Rajaji    (SEAL)
---------------------------------------           ------------------------
                                                  Name: Raghavan Rajaji
                                                       ------------------
                                                  Title: Director
                                                        ----------------

WITNESS OR ATTEST:                          MANUGISTICS EUROPEAN HOLDING
                                            COMPANY B.V.


/s/ LKelly                                      By: /s/ Gregory J. Owens  (SEAL)
----------------------------------                 -----------------------
                                                Name: Gregory J. Owens
                                                     --------------------------
                                                Title: Director
                                                      -------------------------

WITNESS OR ATTEST:                  MANUGISTICS SERVICES, INC.


/s/ LKelly                                     By: /s/ Gregory J Owens
          ----------------------                  -----------------------------
(SEAL)                                       Name: Gregory J. Owens
                                                  -----------------------------
                                             Title: President
                                                   ----------------------------

WITNESS OR ATTEST:                  MANUGISTICS JAPAN K.K.


 /s/LKelly                                     By: /s/ Gregory J. Owens   (SEAL)
------------------------------                    ------------------------
                                            Name: Gregory J. Owens
                                                 -------------------------
                                            Title: Director
                                                  ------------------------

WITNESS OR ATTEST:                  MANUGISTICS do BRASIL LIMITADA
                                    LIMITED
                                    By: Majority Partner: MANUGISTICS, INC.


 /s/ LKelly                               By: /s/ Gregory J Owens        (SEAL)
-------------------------------              ----------------------------
                                          Name: Gregory J. Owens
                                               ----------------------------
                                          Title: President of Manugistics, Inc.
                                                -------------------------------

WITNESS OR ATTEST:           MANUGISTICS SINGAPORE PTE LTD.LIMITED


/s/ LKelly                                     By: /s/Raghavan Rajaji     (SEAL)
          -------------------                     ------------------------
                                                  Name: Raghavan Rajaji
                                                       ------------------------
                                                  Title:  Director
                                                        -----------------------

WITNESS OR ATTEST:                      MANUGISTICS AUSTRALIA PTY LTD.


/s/ LKelly                              By:  /s/ Raghavan Rajaji      (SEAL)
-----------------------                    ---------------------------
                                           Name: Raghavan Rajaji
                                                -----------------------
                                           Title: Director
                                                 ---------------------------

WITNESS OR ATTEST:                      SYNCHRONIZED MANUFACTURING LIMITED

/s/ LKelly                              By:  /s/ Raghavan Rajaji        (SEAL)
-------------------------                        -----------------------
                                           Name: Raghavan Rajaji
                                                ------------------------
                                           Title: Director
                                                 -----------------------------

WITNESS OR ATTEST:                     MANUGISTICS HOLDINGS DELAWARE, INC.


 /s/LKelly                             By: /s/ Gregory J. Owens           (SEAL)
----------------------------              --------------------------------
                                          Name: Gregory J. Owens
                                               ---------------------------
                                          Title: President
                                                --------------------------

WITNESS OR ATTEST:                          SYNCHRONIZED MANUFACTURING GROUP
                                                    LIMITED


/s/ LKelly                                  By: /s/ Raghavan Rajaji       (SEAL)
-----------------------------                  ---------------------------
                                                  Name: Raghavan Rajaji
                                                       -------------------
                                                  Title: Director
                                                        ------------------

WITNESS OR ATTEST:                          MANUGISTICS N.V.S.A.


/s/ LKelly                                  By: /s/ Raghavan Rajaji       (SEAL)
-------------------------                      ---------------------------
                                                  Name: Raghavan Rajaji
                                                       -------------------
                                                  Title: Director
                                                        ------------------

WITNESS OR ATTEST:                          CYCLIX LIMITED


/s/ LKelly                                  By: /s/ Raghavan Rajaji       (SEAL)
----------------------------                   ---------------------------
                                                  Name: Raghavan Rajaji
                                                       ---------------------
                                                  Title: Director
                                                        -------------------

WITNESS OR ATTEST:                          MANUGISTICS CALIFORNIA, INC.


/s/ LKelly                                  By: /s/ Gregory J Owens       (SEAL)
          -------------------                  ---------------------------
                                                  Name: Gregory J. Owens
                                                       -------------------
                                                  Title:President
                                                        ------------------

                                            THE LENDER:

                                            BANK OF AMERICA, N.A.


/s/Clyde W Crihhaur Jr                      By:  Maria M. Reed
-----------------------------                  ---------------------
                                               Maria Manos Reed
                                               Senior Vice President

                                 EXHIBITS


Exhibit A      -      Form of Revolving Credit Note

Exhibit B      -      Disclosure List

Exhibit C      -      Pending Litigation

Exhibit D       -     Permitted Liens

Exhibit E      -      Subordinated Indebtedness

Exhibit F      -      Investment Policy

Exhibit G      -      Joinder Form

                            REVOLVING PROMISSORY NOTE

$20,000,000                                                   Bethesda, Maryland
                                                         As of December 29, 2000

        FOR VALUE RECEIVED, MANUGISTICS GROUP, INC., a corporation organized under the laws of the State of Delaware (the "Company"), together with each of its Subsidiaries whose names are on the signature pages to this Note and any Persons who are now or hereafter made parties to this Note (collectively, the "Borrowers" and each a "Borrower"), jointly and severally, promise to pay to the order of BANK OF AMERICA, N.A., a national banking association (the "Lender"), the principal sum of TWENTY MILLION DOLLARS ($20,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

        1.     INTEREST.

               (a) Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, all amounts outstanding hereunder shall bear interest at the LIBOR Rate (as hereinafter defined), plus the Applicable Margin (as hereinafter defined), rounded upwards to the nearest basis point. For purposes hereof, the "LIBOR Rate" shall mean a fluctuating rate equal to the daily London Interbank Offered Rate for thirty (30) day U.S. Dollar deposits as quoted by the Lender as of 11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time (the "LIBOR Rate"). The interest rate on all sums accruing interest at the LIBOR Rate under this Note shall change on the first day of each month, based on the LIBOR Rate as in effect on the last day of the immediately preceding month. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

               (b) For purposes hereof, the "Applicable Margin" shall mean the percentages applicable to this Note in accordance with the following:

                       (i) If the Fixed Charge Ratio (based on the four (4) quarter period then ending) is equal to or greater than 3.0 to 1.0, the Applicable Margin shall be one and one half percent (1.50%);

                       (ii) If the Fixed Charge Ratio (based on the four (4) quarter period then ending) is less than 3.0 to 1.0, but equal to or greater than 2.0 to 1.0, the Applicable Margin shall be one quarter and three quarters of one percent (1.75%);

                       (iii)   If the Fixed Charge Ratio (based on the four (4)
                                quarter period then ending) is less than 2.0 to
1.0, but equal to or greater than 1.25 to 1.0, the Applicable Margin shall be two percent (2.0%); and

                       (iv) If the Fixed Charge Ratio (based on the four (4) quarter period then ending) is less than 1.25 to 1.0, the Applicable Margin shall be three percent (3.0%).

               (c) The initial Applicable Margin shall be three percent (3.0%). Thereafter, the Applicable Margin for all Advances shall be calculated and adjusted quarterly, based on the quarterly financial statements of the Company required to be submitted to the Lender pursuant to Section 5.1.1(a) and
(c) of the Financing Agreement, commencing with the statements for the quarter ending August 31, 2000. Such quarterly changes shall be effective commencing five (5) Business Days after submission by the Company of the required financial statements; it being understood, however, that in the event such financial statements are not submitted when due, the Applicable Margin shall be three percent (3%) until such time as such financial statements are submitted, and for the balance of the quarterly period shall be determined as set forth above. For purposes of this Note, "Fixed Charge Ratio" shall be determined based on the consolidated quarterly financial statements of the Company.

               (d) If, due to either: (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or
(ii) the compliance by the Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining advances of all or a portion of the Principal Sum, then the Borrowers shall from time to time, upon demand by the Lender, pay to the Lender additional amounts to indemnify the Lender against any such increased costs. In the absence of manifest error, a certificate as to the amount of such increased costs submitted to the Borrowers by the Lender shall be conclusive. It shall be deemed, for purposes of computing any increased costs pursuant to this Section, that (i) the making and maintaining of advances of the Principal Sum which accrue interest at the LIBOR Rate have been made by the Lender from its offices in London, England and (ii) the funding of each advance of the Principal Sum by the Lender which accrues interest at the LIBOR Rate has been made through the London Interbank Market. Such additional cost shall be payable hereunder at the time and in the manner that interest is payable hereunder for such costs incurred since the last interest payment.

        The Borrowers shall also pay to the Lender at the time and in the manner that interest is payable hereunder for each advance which accrues interest at the LIBOR Rate, the cost since the last interest payment date, as determined in good faith by the Lender, of complying, in connection with such advance during such interest period, with any reserve, special deposit or similar requirement (including but not limited to reserve requirements under Federal Reserve Regulation D) imposed or deemed applicable against any assets held by or deposits or accounts in or with or credit extended by the Lender, or the office of the Lender in London, England, by any United States governmental authority charged with the administration of such requirements. Each notification as to the amount of such cost, delivered to the Borrowers by the Lender shall be conclusive as to the amount of such cost. It shall be deemed for purposes of computing cost pursuant to the above provision that the making and maintaining of each advance which accrues interest at the LIBOR Rate has been made by the Lender through its offices in London, England.

        The Borrowers shall also pay to the Lender during the time that the Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time), additional interest on the unpaid principal amount of each advance subject to the LIBOR Rate from the date of such advance until such principal amount is paid in full, payable on the last day of each interest period for such advance, at an interest rate per annum equal at all times during such interest period for such advance to the excess of (i) the rate obtained by dividing the LIBOR Rate for such interest period by a percentage equal to 100% minus the reserve percentage applicable during such interest period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage is so applicable, minus the daily average for such percentages for those days in such interest period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any marginal reserve requirement) for the Lender in respect of liabilities or assets consisting of or including Eurocurrency liabilities over (ii) the LIBOR Rate for such interest period.

        2. PAYMENTS AND MATURITY. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

               (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing January 2, 2001, and on the first day of each month thereafter to maturity; and

               (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on September 30, 2001.

        The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

        3. PREPAYMENT. This Note may be voluntarily prepaid at any time without premium or penalty.

        4. DEFAULT INTEREST. Upon the occurrence of a Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at the Post-Default Rate (as defined in the Financing Agreement) until such Default is cured.

        5. LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers jointly and severally shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

        6. APPLICATION AND PLACE OF PAYMENTS. All payments made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of any Enforcement Costs (as defined in the Financing Agreement), third to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of a Business Day for the account of the Lender at the Lender's office described in Section 7.3 of the Financing Agreement, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

        7. FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is the "Note" described in a certain Amended and Restated Financing Agreement of even date herewith by and among the Borrowers and the Lender (the Amended and Restated Financing Agreement, as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. This Note amends and restates in its entirety that certain Fourth Replacement Amended and Restated Revolving Promissory Note dated September 29, 2000, from the Borrowers in favor of the Lender, in the maximum principal amount of Twenty Million Dollars ($20,000,000) (the "Replacement Note"). It is expressly agreed that the indebtedness evidenced by the Replacement Note has not been extinguished or discharged by this Note. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement. The Lender will return the Replacement Note to the Company, marked "paid by renewal". All defined terms used in this Note and not defined herein shall have the meanings set forth in the Financing Agreement.

        8. DEFAULTS. The occurrence of any one or more of the following events shall constitute an event of default (individually, a "Default" and collectively, the "Defaults") under the terms of this Note:

               (a) The failure of any of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

               (b) The occurrence of a Default (as defined therein) under the terms and conditions of any of the other Financing Documents.

        9. REMEDIES. Upon the occurrence of a Default, at the option of the Lender, all amounts payable by any or all of the Borrowers to the Lender under the terms of this Note shall immediately become due and payable jointly and severally by the Borrowers to the Lender without notice to any or all of the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. Each of the Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended or postponed from time to time without in any way affecting the liability of any or all of the Borrowers, endorsers or guarantors, and each of the Borrowers hereby waive all suretyship defenses and defenses in the nature thereof which may arise out of any and all extensions or postponements of the time of payment or any other indulgence, and/or to the addition or release of any other party or person primarily or secondarily liable.

        Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof. The payments of debts and obligations by any Borrower not organized in the United States (a "Non Domestic Borrower") to any other Borrower shall not be so subordinated, provided that such Non Domestic Borrower shall not make any payment of such debts or obligations without the prior written consent of the Lender, except for the payment of royalties to another Borrower arising from such Non Domestic Borrower's grant of licenses to customers of software owned by such Borrower.

        Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

        The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

        10. EXPENSES. The Borrowers, jointly and severally, promise to pay to the Lender on demand all reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

        11. NOTICES. Any notice, request, or demand to or upon the Borrowers, the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 7.3 of the Financing Agreement.

        12. MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare a Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

        13. PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

        14. CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

        15. APPLICABLE LAW. EACH OF THE BORROWERS ACKNOWLEDGES AND AGREES THAT THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND, EVEN THOUGH FOR THE CONVENIENCE AND AT THE REQUEST OF THE BORROWERS, THIS NOTE MAY BE EXECUTED ELSEWHERE.

        16. CONSENT TO JURISDICTION. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

        17. SERVICE OF PROCESS. Each of the Borrowers hereby irrevocably designates and appoints Raghavan Rajaji, c/o Manugistics Group, Inc., 2115 East Jefferson Street, Rockville, Maryland 20852, as its authorized agent to receive on its behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

        Each of the Borrowers hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers and (ii) serving a copy thereof upon the agent hereinabove designated and appointed by the Borrowers as the Borrowers' agent for service of process. The Borrowers irrevocably agree that such service shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

        18. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR ANY OF THEM, THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

        THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

        19. Interest Rate Not to Exceed Applicable Laws. The interest rate or rates required by this Note, the Financing Agreement or any of the other Financing Documents shall not exceed the maximum rate permissible under applicable laws, and any amounts paid in excess of such rate or rates shall be applied to reduce the unpaid balance of the Principal Sum or shall be refunded to the Borrowers at the option of the Lender.

        20. Joint and Several Liability. The Borrowers each shall be jointly and severally liable of the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Financing Agreement and the other Financing Documents. The Term "Borrowers" when used in this Note shall include all of the Borrowers, individually and jointly, and the Lender may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of any of the other Borrowers hereunder.

                       [SIGNATURES ON THE FOLLOWING PAGES]

        IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS OR ATTEST:                      MANUGISTICS GROUP, INC.


  /s/ LKelly                            By: /s/ Gregory J. Owens          (SEAL)
-----------------------------------        -------------------------------
                                           Name: Gregory J. Owens
                                                --------------------------
                                           Title: Chief Executive Officer
                                                 -------------------------

WITNESS OR ATTEST:                  MANUGISTICS, INC.


  /s/ LKelly                        By: /s/ Gregory J. Owens              (SEAL)
-------------------------------         ----------------------------------
                                        Name: Gregory J. Owens
                                             ----------------------------
                                        Title: Chief Executive Officer
                                              ---------------------------

WITNESS OR ATTEST:                  MANUGISTICS FRANCE S.A.


                                    By:   /s/ Michael Christensen         (SEAL)
----------------------------           -----------------------------------
                                       Name: Michael Christensen
                                            ------------------------------
                                       Title:President
                                             -----------------------------

WITNESS OR ATTEST:                  MANUGISTICS FSC, INC.


  /s/ LKelly                        By: /s/ Gregory J. Owens              (SEAL)
------------------------------          ----------------------------------
                                        Name: Gregory J. Owens
                                              ----------------------------
                                        Title: President
                                               ---------------------------

WITNESS OR ATTEST:                  MANUGISTICS U.K. LTD.


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
---------------------------------       ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ---------------

WITNESS OR ATTEST:                  MANUGISTICS CANADA COMPANY


  /s/ LKelly                        By: /s/ Gregory J. Owens          (SEAL)
-------------------------------         ------------------------------
                                        Name: Gregory J. Owens
                                             ---------------------
                                        Title: President
                                              ---------------

WITNESS OR ATTEST:                  MANUGISTICS (DEUTSCHLAND) GmbH


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
--------------------------              ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ---------------------------

WITNESS OR ATTEST:                  MANUGISTICS EUROPEAN HOLDING
                                    COMPANY B.V.


  /s/ LKelly                        By: /s/ Gregory J. Owens              (SEAL)
-------------------------------        -----------------------------------
                                       Name: Gregory J. Owens
                                            ------------------------------
                                       Title: Director
                                             -----------------------------

WITNESS OR ATTEST:                  MANUGISTICS SERVICES, INC.


  /s/ LKelly                        By: /s/ Gregory J. Owens        (SEAL)
---------------------------             ----------------------------
                                        Name: Gregory J. Owens
                                             -----------------------
                                        Title: President
                                              ----------------------

WITNESS OR ATTEST:                  MANUGISTICS JAPAN K.K.


  /s/ LKelly                        By: /s/ Gregory J. Owens           (SEAL)
----------------------------            -------------------------------
                                        Name: Gregory J. Owens
                                             --------------------------
                                        Title: Director
                                              -------------------------

WITNESS OR ATTEST:                  MANUGISTICS DO BRASIL LIMITADA


  /s/ LKelly                        By: /s/ Gregory J. Owens            (SEAL)
---------------------------             --------------------------------
                                        Name: Gregory J. Owens
                                             ---------------------------
                                        Title: President of Manugistics, Inc.
                                              -------------------------------

WITNESS OR ATTEST:                  MANUGISTICS SINGAPORE PTE LTD.


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
-----------------------------           ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ---------------

WITNESS OR ATTEST:                  MANUGISTICS AUSTRALIA PTY LTD.


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
------------------------------          ---------------------------------
                                        Name: Raghavan Rajaji
                                             ---------------------------
                                        Title: Director
                                              ---------------

WITNESS OR ATTEST:                  SYNCHRONIZED MANUFACTURING
                                    LIMITED


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
----------------------------            ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ----------------

WITNESS OR ATTEST:                  MANUGISTICS HOLDINGS DELAWARE, INC.


  /s/ LKelly                        By: /s/ Gregory J. Owens              (SEAL)
---------------------------            -----------------------------------
                                       Name: Gregory J. Owens
                                            ------------------------------
                                       Title: President
                                             ----------------

WITNESS OR ATTEST:                  SYNCHRONIZED MANUFACTURING
                                    GROUP LIMITED


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
----------------------------            ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ----------------

WITNESS OR ATTEST:                  MANUGISTICS N.V.S.A.


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
-----------------------------           ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ---------------

WITNESS OR ATTEST:                  CYCLIX LIMITED


  /s/ LKelly                        By: /s/ Raghavan Rajaji              (SEAL)
------------------------------          ---------------------------------
                                        Name: Raghavan Rajaji
                                             ----------------------------
                                        Title: Director
                                              ---------------

WITNESS OR ATTEST:                  MANUGISTICS CALIFORNIA, INC.


  /s/ LKelly                        By: /s/ Gregory J. Owens              (SEAL)
-------------------------               ----------------------------------
                                        Name: Gregory J. Owens
                                             -----------------------------
                                        Title: President
                                              ----------------